UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21686

Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: January 31

Date of reporting period: 7/31/2016

Item 1. Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	S&P 500 Index
6-Month	8.08%	1.87%	4.54%	13.29%
1-Year	3.54	-2.42	5.94	5.61
5-Year	4.19	2.96	3.57	13.38
10-Year	1.47	0.87	5.06	7.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 8.08%. In an environment where equities generally outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 4.54%, but underperformed the S&P 500 Index’s return of 13.29%.

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness. The Fed’s statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum: payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (“ISM”) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Fed in 2016.

Data trends continued into May, which led to expectations that the Fed would hike interest rates at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion.

3 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FUND REVIEW

The strongest performing area for the Fund on an absolute basis was its exposure to domestic equity. Equities in the U.S. generally produced positive results. The reporting period also saw a continued rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed. Against this backdrop, all of the Fund’s underlying domestic equity funds produced positive absolute results during the reporting period. With value outperforming growth this reporting period, Oppenheimer Value Fund was the top contributing domestic equity fund. Oppenheimer Capital Appreciation Fund, which typically invests in large-cap U.S. growth stocks, was the second largest contributor to Fund performance. Relative to their respective benchmarks, Oppenheimer Value Fund underperformed the Russell 1000 Value Index and Oppenheimer Capital Appreciation Fund underperformed the Russell 1000 Growth Index and the S&P 500 Index. The Fund’s exposure to foreign equity funds also contributed positively to the Fund’s absolute performance. All of the underlying foreign equity funds held by the Fund produced positive absolute results, with the strongest contributors to performance being Oppenheimer International Value Fund and Oppenheimer International Growth Fund. Both of these underlying funds underperformed their benchmark, the MSCI AC World ex-U.S. Index.

The Fund had its largest allocation to fixed-income underlying funds. In this area, the

Fund’s largest holding was Oppenheimer Core Bond Fund. This underlying fund continued to maintain diversified exposure to corporate and structured credit as the investment team believes that the U.S. credit cycle, while maturing, has not yet turned. This positioning benefited the underlying fund’s performance versus the Barclays U.S. Aggregate Bond Index. The Fund also had exposure to international fixed income through Oppenheimer International Bond Fund. This underlying fund produced positive results during the reporting period. It underperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index.

The Fund’s exposure to alternative investments also contributed to the Fund’s absolute performance. The strongest performers in this area during the reporting period included Oppenheimer Gold & Special Minerals Fund and Oppenheimer Real Estate Fund. Investors flocked to gold bullion and gold stocks as they sought refuge from global economic challenges. As a result, Oppenheimer Gold & Special Minerals Fund rallied strongly during the reporting period. Oppenheimer Real Estate Fund benefited as U.S. real estate investment trusts (“REITs”) performed well in the uncertain market environment. The asset class meaningfully outperformed the S&P 500 as well as many

4 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

broad equity indices in both the developed and emerging markets.

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA Portfolio Manager

5 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Domestic Fixed Income Funds	42.8%
Domestic Equity Funds	21.8
Alternative Funds	20.0
Foreign Fixed Income Fund	11.0
Foreign Equity Funds	4.3
Money Market Fund	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Core Bond Fund, Cl. I	26.5%
Oppenheimer Limited-Term Government Fund, Cl. I	11.4
Oppenheimer International Bond Fund, Cl. I	11.0
Oppenheimer Value Fund, Cl. I	9.4
Oppenheimer Capital Appreciation Fund, Cl. I	9.1
Oppenheimer Master Inflation Protected Securities Fund, LLC	7.4
Oppenheimer Master Loan Fund, LLC	5.0
Oppenheimer Global Multi Strategies Fund, Cl. I	4.6
Oppenheimer Real Estate Fund, Cl. I	3.5
Oppenheimer Fundamental Alternatives Fund, Cl. I	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	8.08%	3.54%	4.19%	1.47%
Class B (OBCIX)	4/5/05	7.73	2.82	3.38	0.96
Class C (OCCIX)	4/5/05	7.83	2.88	3.42	0.68
Class R (ONCIX)	4/5/05	7.97	3.32	3.93	1.17
Class Y (OYCIX)	4/5/05	8.29	3.88	4.48	1.76
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OACIX)	4/5/05	1.87%	-2.42%	2.96%	0.87%
Class B (OBCIX)	4/5/05	2.73	-2.18	3.02	0.96
Class C (OCCIX)	4/5/05	6.83	1.88	3.42	0.68
Class R (ONCIX)	4/5/05	7.97	3.32	3.93	1.17
Class Y (OYCIX)	4/5/05	8.29	3.88	4.48	1.76

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class R and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,080.80	$ 2.23
Class B	1,000.00	1,077.30	6.16
Class C	1,000.00	1,078.30	6.17
Class R	1,000.00	1,079.70	3.52
Class Y	1,000.00	1,082.90	0.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.73	2.16
Class B	1,000.00	1,018.95	5.99
Class C	1,000.00	1,018.95	5.99
Class R	1,000.00	1,021.48	3.42
Class Y	1,000.00	1,023.92	0.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.43%
Class B	1.19
Class C	1.19
Class R	0.68
Class Y	0.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Investment Companies—100.0%[1]
Alternative Funds—19.9%
Oppenheimer Fundamental Alternatives Fund, Cl. I	519,618	$14,336,261
Oppenheimer Global Multi Strategies Fund, Cl. I	1,123,687	29,081,018
Oppenheimer Gold & Special Minerals Fund, Cl. I2	608,957	13,579,745
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,874,488	47,034,227
Oppenheimer Real Estate Fund, Cl. I	721,368	22,448,972
		126,480,223
Domestic Equity Funds—21.8%
Oppenheimer Capital Appreciation Fund, Cl. I	1,008,293	57,795,332
Oppenheimer Main Street Mid Cap Fund, Cl. I	387,250	10,935,949
Oppenheimer Main Street Small Cap Fund, Cl. I	747,004	9,688,640
Oppenheimer Value Fund, Cl. I	1,849,520	59,905,964
		138,325,885
Domestic Fixed Income Funds—42.9%
Oppenheimer Core Bond Fund, Cl. I	23,899,175	168,011,199
Oppenheimer Limited-Term Government Fund, Cl. I	16,121,985	72,387,712
Oppenheimer Master Loan Fund, LLC	2,055,673	31,328,679
		271,727,590
Foreign Equity Funds—4.3%
Oppenheimer Developing Markets Fund, Cl. I	120,012	3,864,383
Oppenheimer International Growth Fund, Cl. I	293,528	10,851,720
Oppenheimer International Small-Mid Company Fund, Cl. I	83,937	3,205,536
Oppenheimer International Value Fund, Cl. I	519,652	9,317,356
		27,238,995
Foreign Fixed Income Fund—11.0%
Oppenheimer International Bond Fund, Cl. I	11,815,437	69,829,234
Money Market Fund—0.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[3]	915,121	915,121
Total Investments, at Value (Cost $588,691,836)	100.0%	634,517,048
Net Other Assets (Liabilities)	(0.0)	(268,919)

Net Assets	100.0%	$634,248,129

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	January 29,	Gross	Gross		Shares
	2016[a]	Additions	Reductions		July 31, 2016

Oppenheimer Capital Appreciation Fund, Cl. I	1,007,659	36,497	35,863		1,008,293
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	4,244,615	174,756	4,419,371	[b]	—
Oppenheimer Core Bond Fund, Cl. I	23,558,093	1,215,724	874,642		23,899,175
Oppenheimer Developing Markets Fund, Cl. I	119,970	5,863	5,821		120,012
Oppenheimer Fundamental Alternatives Fund, Cl. I	—	529,422	9,804		519,618

11 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares
	January 29,	Gross	Gross	Shares
	2016[a]	Additions	Reductions	July 31, 2016

Oppenheimer Global Multi Strategies Fund, Cl. I	1,123,223	44,750	44,286	1,123,687
Oppenheimer Gold & Special Minerals Fund, Cl. I	609,293	26,684	27,020	608,957
Oppenheimer Institutional Money Market Fund, Cl. E	7,391,719	8,092,088	14,568,686	915,121
Oppenheimer International Bond Fund, Cl. I	11,556,443	723,907	464,913	11,815,437
Oppenheimer International Growth Fund, Cl. I	293,348	12,675	12,495	293,528
Oppenheimer International Small- Mid Company Fund, Cl. I	83,888	3,087	3,038	83,937
Oppenheimer International Value Fund, Cl. I	519,346	22,370	22,064	519,652
Oppenheimer Limited-Term Government Fund, Cl. I	15,989,888	754,995	622,898	16,121,985
Oppenheimer Main Street Mid Cap Fund, Cl. I	387,085	13,996	13,831	387,250
Oppenheimer Main Street Small Cap Fund, Cl. I	746,638	30,586	30,220	747,004
Oppenheimer Master Inflation Protected Securities Fund, LLC	3,873,035	150,450	148,997	3,874,488
Oppenheimer Master Loan Fund, LLC	2,054,602	81,027	79,956	2,055,673
Oppenheimer Real Estate Fund, Cl. I	714,912	28,926	22,470	721,368
Oppenheimer Value Fund, Cl. I	1,833,644	86,650	70,774	1,849,520

				Realized Gain
		Value	Income	(Loss)

Oppenheimer Capital Appreciation Fund, Cl. I		$57,795,332	$—	$577,296
Oppenheimer Commodity Strategy Total Return Fund, Cl. I		—	143,607	(5,753,955)
Oppenheimer Core Bond Fund, Cl. I		168,011,199	2,279,908	702,300
Oppenheimer Developing Markets Fund, Cl. I		3,864,383	—	16,598
Oppenheimer Fundamental Alternatives Fund, Cl. I		14,336,261	—	2,273
Oppenheimer Global Multi Strategies Fund, Cl. I		29,081,018	—	16,574
Oppenheimer Gold & Special Minerals Fund, Cl. I		13,579,745	—	79,472
Oppenheimer Institutional Money Market Fund, Cl. E		915,121	11,509	—
Oppenheimer International Bond Fund, Cl. I		69,829,234	1,459,464	48,372
Oppenheimer International Growth Fund, Cl. I		10,851,720	—	163,451
Oppenheimer International Small-Mid Company Fund, Cl. I		3,205,536	—	55,610
Oppenheimer International Value Fund, Cl. I		9,317,356	—	70,388
Oppenheimer Limited-Term Government Fund, Cl. I		72,387,712	553,996	15,006
Oppenheimer Main Street Mid Cap Fund, Cl. I		10,935,949	—	111,153
Oppenheimer Main Street Small Cap Fund, Cl. I		9,688,640	—	10,309
Oppenheimer Master Inflation Protected Securities Fund, LLC		47,034,227	596,697[c]	155,699[c]
Oppenheimer Master Loan Fund, LLC		31,328,679	916,287[d]	(587,580)[d]
Oppenheimer Real Estate Fund, Cl. I		22,448,972	179,346	392,590

12 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Footnotes to Statement of Investments (Continued)

			Realized Gain
	Value	Income	(Loss)

Oppenheimer Value Fund, Cl. I	$59,905,964	$466,796	$883,347

Total	$634,517,048	$6,607,610	$(3,041,097)

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Oppenheimer Commodity Strategy Total Return Fund liquidated effective July 15, 2016.

c. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

13 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated
companies (cost $588,691,836)	$634,517,048

Cash	408,172

Receivables and other assets:
Dividends	703,711
Shares of beneficial interest sold	327,669
Other	27,731

Total assets	635,984,331

Liabilities
Payables and other liabilities:
Investments purchased	1,300,949
Shares of beneficial interest redeemed	249,609
Distribution and service plan fees	131,784
Trustees’ compensation	33,254
Shareholder communications	7,695
Other	12,911

Total liabilities	1,736,202

Net Assets	$634,248,129

Composition of Net Assets
Par value of shares of beneficial interest	$68,980

Additional paid-in capital	676,151,650

Accumulated net investment income	7,364,556

Accumulated net realized loss on investments	(95,162,269)

Net unrealized appreciation on investments	45,825,212

Net Assets	$634,248,129

14 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $423,185,149 and 45,836,440 shares of beneficial interest outstanding)	$9.23
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.79

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,366,370 and 1,017,916 shares of beneficial interest outstanding)	$9.20

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $156,659,386 and 17,238,407 shares of beneficial interest outstanding)	$9.09

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $39,882,706 and 4,331,545 shares of beneficial interest outstanding)	$9.21

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,154,518 and 555,517 shares of beneficial interest outstanding)	$9.28

See accompanying Notes to Financial Statements.

15 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2016 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$594,820
Dividends	1,877
Net expenses	(101,877)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	494,820

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	912,945
Dividends	3,342
Net expenses	(54,343)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	861,944

Total allocation of net investment income from master funds	1,356,764

Investment Income
Dividends from affiliated companies	5,094,626

Interest	1,699

Total investment income	5,096,325

Expenses

Distribution and service plan fees:
Class A	491,860
Class B	49,482
Class C	763,671
Class R	90,729

Transfer and shareholder servicing agent fees:
Class A	438,630
Class B	10,913
Class C	168,306
Class R	40,025
Class Y	5,483

Shareholder communications:
Class A	7,073
Class B	283
Class C	2,771
Class R	281
Class Y	46

Trustees’ compensation	5,223

Custodian fees and expenses	4,955

Borrowing fees	4,782

Other	21,420

Total expenses	2,105,933
Less waivers and reimbursements of expenses	(301,526)

Net expenses	1,804,407

Net Investment Income	4,648,682

16 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized loss on affiliated companies	$(2,609,216)

Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	155,699
Oppenheimer Master Loan Fund, LLC	(587,580)

Net realized loss	(3,041,097)

Net change in unrealized appreciation/depreciation on investments	41,673,191

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,655,682
Oppenheimer Master Loan Fund, LLC	2,035,612

Net change in unrealized appreciation/depreciation	45,364,485

Net Increase in Net Assets Resulting from Operations	$46,972,070

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	July 31, 2016	Year Ended
	(Unaudited)	January 29, 2016[1]

Operations
Net investment income	$4,648,682	$8,942,505

Net realized gain (loss)	(3,041,097)	19,460,624

Net change in unrealized appreciation/depreciation	45,364,485	(52,659,045)

Net increase (decrease) in net assets resulting from operations	46,972,070	(24,255,916)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(8,720,528)
Class B	—	(149,192)
Class C	—	(2,309,593)
Class R	—	(700,969)
Class Y	—	(120,769)

	—	(12,001,051)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	9,993,758	27,964,622
Class B	(2,658,787)	(5,622,808)
Class C	(5,648,329)	(2,807,004)
Class R	1,611,334	(5,220,226)
Class Y	(300,958)	(1,498,399)

	2,997,018	12,816,185

Net Assets
Total increase (decrease)	49,969,088	(23,440,782)

Beginning of period	584,279,041	607,719,823

End of period (including accumulated net investment income of $7,364,556 and $2,715,874, respectively)	$634,248,129	$584,279,041

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31, 2016	January 29,	January 30,	January 31,	January 31,	January 31,
	(Unaudited)	2016[1]	2015[1]	2014	2013	2012
Per Share Operating Data
Net asset value, beginning of period	$8.54	$9.07	$8.74	$8.57	$8.13	$8.12
Income (loss) from investment operations:
Net investment income[2]	0.08	0.15	0.17	0.18	0.20	0.25
Net realized and unrealized gain (loss)	0.61	(0.48)	0.31	0.14	0.42	0.00[3]

Total from investment operations	0.69	(0.33)	0.48	0.32	0.62	0.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.20)	(0.15)	(0.15)	(0.18)	(0.24)
Net asset value, end of period	$9.23	$8.54	$9.07	$8.74	$8.57	$8.13

Total Return, at Net Asset Value[4]	8.08%	(3.68)%	5.54%	3.75%	7.62%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423,185	$381,636	$377,253	$328,792	$312,860	$238,435
Average net assets (in thousands)	$401,247	$385,849	$356,752	$321,008	$263,955	$228,718
Ratios to average net assets:[5,6]
Net investment income	1.76%	1.70%	1.84%	2.04%	2.33%	3.05%
Expenses excluding specific expenses listed below	0.53%	0.54%	0.53%	0.52%	0.49%	0.48%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.53%	0.54%	0.53%	0.52%	0.49%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.43%	0.44%	0.43%	0.41%	0.41%	0.48%
Portfolio turnover rate	5%	10%	14%	12%	27%	12%

19 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.07%
Year Ended January 29, 2016	1.07%
Year Ended January 30, 2015	1.06%
Year Ended January 31, 2014	1.08%
Year Ended January 31, 2013	1.08%
Year Ended January 31, 2012	1.10%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class B	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.54	$9.05	$8.70	$8.52	$8.07	$8.07
Income (loss) from investment operations:
Net investment income[2]	0.04	0.09	0.09	0.10	0.12	0.18
Net realized and unrealized gain (loss)	0.62	(0.49)	0.33	0.15	0.43	(0.01)

Total from investment operations	0.66	(0.40)	0.42	0.25	0.55	0.17
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.07)	(0.07)	(0.10)	(0.17)
Net asset value, end of period	$9.20	$8.54	$9.05	$8.70	$8.52	$8.07

Total Return, at Net Asset Value[3]	7.73%	(4.45)%	4.78%	2.90%	6.84%	2.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,366	$11,285	$17,607	$23,457	$30,526	$31,443
Average net assets (in thousands)	$9,965	$14,222	$20,359	$26,741	$30,910	$30,889
Ratios to average net assets:[4,5]
Net investment income	1.00%	0.95%	1.04%	1.16%	1.47%	2.16%
Expenses excluding specific expenses listed below	1.29%	1.30%	1.28%	1.31%	1.31%	1.34%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.29%	1.30%	1.28%	1.31%	1.31%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.20%	1.18%	1.20%	1.23%	1.34%
Portfolio turnover rate	5%	10%	14%	12%	27%	12%

21 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.83%
Year Ended January 29, 2016	1.83%
Year Ended January 30, 2015	1.81%
Year Ended January 31, 2014	1.87%
Year Ended January 31, 2013	1.90%
Year Ended January 31, 2012	1.96%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class C	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.43	$8.96	$8.63	$8.47	$8.04	$8.04
Income (loss) from investment operations:
Net investment income[2]	0.04	0.08	0.10	0.11	0.13	0.19
Net realized and unrealized gain (loss)	0.62	(0.48)	0.32	0.14	0.42	(0.01)

Total from investment operations	0.66	(0.40)	0.42	0.25	0.55	0.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.13)	(0.09)	(0.09)	(0.12)	(0.18)
Net asset value, end of period	$9.09	$8.43	$8.96	$8.63	$8.47	$8.04

Total Return, at Net Asset Value[3]	7.83%	(4.48)%	4.83%	2.89%	6.90%	2.34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,659	$150,838	$163,041	$153,973	$153,128	$119,266
Average net assets (in thousands)	$153,899	$159,469	$160,307	$154,195	$131,124	$112,026
Ratios to average net assets:[4,5]
Net investment income	1.01%	0.95%	1.08%	1.26%	1.59%	2.29%
Expenses excluding specific expenses listed below	1.29%	1.29%	1.28%	1.28%	1.23%	1.24%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.29%	1.29%	1.28%	1.28%	1.23%	1.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.19%	1.18%	1.17%	1.15%	1.24%
Portfolio turnover rate	5%	10%	14%	12%	27%	12%

23 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.83%
Year Ended January 29, 2016	1.82%
Year Ended January 30, 2015	1.81%
Year Ended January 31, 2014	1.84%
Year Ended January 31, 2013	1.82%
Year Ended January 31, 2012	1.86%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class R	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.53	$9.05	$8.72	$8.55	$8.10	$8.09
Income (loss) from investment operations:
Net investment income[2]	0.07	0.13	0.14	0.15	0.17	0.22
Net realized and unrealized gain (loss)	0.61	(0.48)	0.32	0.14	0.43	0.00[3]

Total from investment operations	0.68	(0.35)	0.46	0.29	0.60	0.22
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.17)	(0.13)	(0.12)	(0.15)	(0.21)
Net asset value, end of period	$9.21	$8.53	$9.05	$8.72	$8.55	$8.10

Total Return, at Net Asset Value[4]	7.97%	(3.89)%	5.28%	3.40%	7.40%	2.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,883	$35,442	$42,872	$43,246	$50,510	$47,055
Average net assets (in thousands)	$36,619	$39,789	$43,215	$47,223	$46,844	$50,465
Ratios to average net assets:[5,6]
Net investment income	1.51%	1.44%	1.58%	1.69%	2.00%	2.69%
Expenses excluding specific expenses listed below	0.78%	0.79%	0.78%	0.79%	0.80%	0.77%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.78%	0.79%	0.78%	0.79%	0.80%	0.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.69%	0.68%	0.68%	0.72%	0.77%
Portfolio turnover rate	5%	10%	14%	12%	27%	12%

25 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.32%
Year Ended January 29, 2016	1.32%
Year Ended January 30, 2015	1.31%
Year Ended January 31, 2014	1.35%
Year Ended January 31, 2013	1.39%
Year Ended January 31, 2012	1.39%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Class Y	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$8.57	$9.10	$8.77	$8.60	$8.15	$8.14
Income (loss) from investment operations:
Net investment income[2]	0.09	0.17	0.20	0.21	0.22	0.28
Net realized and unrealized gain (loss)	0.62	(0.49)	0.31	0.14	0.43	0.00[3]

Total from investment operations	0.71	(0.32)	0.51	0.35	0.65	0.28
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.21)	(0.18)	(0.18)	(0.20)	(0.27)
Net asset value, end of period	$9.28	$8.57	$9.10	$8.77	$8.60	$8.15

Total Return, at Net Asset Value[4]	8.29%	(3.54)%	5.85%	4.01%	7.96%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,155	$5,078	$6,947	$3,546	$2,886	$3,015
Average net assets (in thousands)	$5,004	$7,659	$4,601	$3,099	$2,922	$2,522
Ratios to average net assets:[5,6]
Net investment income	2.01%	1.93%	2.22%	2.37%	2.58%	3.42%
Expenses excluding specific expenses listed below	0.29%	0.29%	0.28%	0.27%	0.21%	0.17%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.29%	0.29%	0.28%	0.27%	0.21%	0.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.19%	0.18%	0.16%	0.13%	0.17%
Portfolio turnover rate	5%	10%	14%	12%	27%	12%

27 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	0.83%
Year Ended January 29, 2016	0.82%
Year Ended January 30, 2015	0.81%
Year Ended January 31, 2014	0.83%
Year Ended January 31, 2013	0.80%
Year Ended January 31, 2012	0.79%

See accompanying Notes to Financial Statements

28 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those

29 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

30 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended January 29, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended January 29, 2016, the Fund utilized $13,274,368 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 29, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2019	$44,015,339

At period end, it is estimated that the capital loss carryforwards would be $44,015,339 expiring by 2019 and $3,041,097, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$629,369,310

Gross unrealized appreciation	$10,497,196
Gross unrealized depreciation	(5,349,458)

Net unrealized appreciation	$5,147,738

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

31 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable investment companies. For each investment company, the net asset value per share for a class of shares is determined as of 4:00 P.M. eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange. This is calculated by dividing the value of the investment company’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

32 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$556,154,142	$—	$—	$556,154,142

Total Assets excluding investment companies valued using practical expedient	$556,154,142	$—	$—	556,154,142

Investment companies valued using practical expedient				78,362,906

Total Assets				$634,517,048

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

33 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Significant Holdings. At period end, the Fund’s investment in Oppenheimer Core Bond Fund, accounted for 26.5% of the Fund’s net assets. Additional information on Oppenheimer Core Bond Fund, including the audited financials, can be found on the SEC website.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total

34 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

4. Investments and Risks (Continued)

net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 2.3% of Master Loan and 28% of Master Inflation Protected Securities at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

35 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2016		Year Ended January 29, 2016[1]
	Shares	Amount	Shares	Amount

Class A
Sold	6,091,944	$53,796,444	13,736,193	$123,603,415
Dividends and/or distributions reinvested	—	—	985,910	8,557,696
Redeemed	(4,952,324)	(43,802,686)	(11,601,393)	(104,196,489)

Net increase	1,139,620	$9,993,758	3,120,710	$27,964,622

Class B
Sold	36,211	$323,240	91,136	$811,048
Dividends and/or distributions reinvested	—	—	17,013	147,848
Redeemed	(339,474)	(2,982,027)	(731,776)	(6,581,704)

Net decrease	(303,263)	$(2,658,787)	(623,627)	$(5,622,808)

Class C
Sold	1,751,102	$15,217,962	4,313,849	$38,175,887
Dividends and/or distributions reinvested	—	—	263,320	2,259,284
Redeemed	(2,395,173)	(20,866,291)	(4,885,464)	(43,242,175)

Net decrease	(644,071)	$(5,648,329)	(308,295)	$(2,807,004)

Class R
Sold	919,486	$8,187,181	1,126,601	$10,132,069
Dividends and/or distributions reinvested	—	—	76,802	665,873
Redeemed	(745,262)	(6,575,847)	(1,781,921)	(16,018,168)

Net increase (decrease)	174,224	$1,611,334	(578,518)	$(5,220,226)

Class Y
Sold	246,711	$2,190,311	463,007	$4,184,996
Dividends and/or distributions reinvested	—	—	13,552	118,035
Redeemed	(283,792)	(2,491,269)	(647,624)	(5,801,430)

Net decrease	(37,081)	$(300,958)	(171,065)	$(1,498,399)

1. July 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$42,569,689	$30,673,112

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from

36 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.48%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. Under the sub-advisory agreement effective January 1, 2013, the Manager pays the Sub-Adviser a percentage of the indirect management fees (after all applicable waivers) from the Fund’s investments in the Underlying Funds.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2016	10,991

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining

37 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

38 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor

July 31, 2016	$87,665	$—	$7,093	$7,854	$—

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.25%, 2.00%, 2.00%, 1.50% and 1.00%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include interest and fees from borrowings and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.10% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager waived fees and/or reimbursed the Fund $301,526.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. Effective July 18, 2016, the Fund no longer participated in the Facility.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former

39 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

42 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service • Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

43 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

44 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

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45 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

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47 OPPENHEIMER PORTFOLIO SERIES CONSERVATIVE INVESTOR FUND

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RS0540.001.0716 September 27, 2016

Semiannual Report 7/31/2016 Oppenheimer Portfolio Series Moderate Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index	S&P 500 Index
6-Month	8.79%	2.53%	4.54%	13.29%
1-Year	0.77	-5.03	5.94	5.61
5-Year	5.92	4.68	3.57	13.38
10-Year	2.76	2.15	5.06	7.75

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 8.79%. In an environment where equities generally outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 4.54%, but underperformed the S&P 500 Index’s return of 13.29%.

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness. The Fed’s statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum: payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (“ISM”) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Fed in 2016.

Data trends continued into May, which led to expectations that the Fed would hike interest rates at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion.

3        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FUND REVIEW

The Fund had its largest allocation to domestic equity funds at period end, which was also the strongest area for the Fund on an absolute basis. Equities in the U.S. generally produced positive results. The reporting period also saw a continued rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed. Against this backdrop, all of the Fund’s underlying domestic equity funds produced positive absolute results during the reporting period. With value outperforming growth this reporting period, Oppenheimer Value Fund was the top contributing domestic equity fund. Oppenheimer Capital Appreciation Fund, which typically invests in large-cap U.S. growth stocks, was the second largest contributor to Fund performance. Relative to their respective benchmarks, Oppenheimer Value Fund underperformed the Russell 1000 Value Index and Oppenheimer Capital Appreciation Fund underperformed the Russell 1000 Growth Index and the S&P 500 Index.

The Fund’s exposure to foreign equity funds also contributed positively to the Fund’s absolute performance. All of the underlying foreign equity funds held by the Fund produced positive absolute results, with the strongest contributors to performance being Oppenheimer International Value Fund and Oppenheimer International Growth Fund. Both of these underlying funds underperformed their benchmark, the MSCI AC World ex-U.S. Index.

In fixed income, the Fund’s largest holding was Oppenheimer Core Bond Fund. This underlying fund continued to maintain diversified exposure to corporate and structured credit as the investment team believes that the U.S. credit cycle, while maturing, has not yet turned. This positioning benefited the underlying fund’s performance versus the Barclays U.S. Aggregate Bond Index. The Fund also had exposure to international fixed income through Oppenheimer International Bond Fund. This underlying fund produced positive results during the reporting period. It underperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index.

The Fund’s exposure to alternative investments also contributed to the Fund’s absolute performance. The strongest performers in this area during the reporting period included Oppenheimer Gold & Special Minerals Fund and Oppenheimer Real Estate Fund. Investors flocked to gold bullion and gold stocks as they sought refuge from global economic challenges. As a result, Oppenheimer Gold & Special Minerals Fund rallied strongly during the reporting period. Oppenheimer Real Estate Fund benefited as U.S. real estate investment trusts (“REITs”)

4        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

performed well in the uncertain market environment. The asset class meaningfully outperformed the S&P 500 as well as many broad equity indices in both the developed and emerging markets.

Mark Hamilton
Portfolio Manager

Dokyoung Lee, CFA
Portfolio Manager

5        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION
Domestic Equity Funds	42.1%
Domestic Fixed Income Funds	25.5
Foreign Equity Funds	15.2
Alternative Funds	10.5
Foreign Fixed Income Fund	6.5
Money Market Fund	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Value Fund, Cl. I	18.2%
Oppenheimer Capital Appreciation Fund, Cl. I	17.6
Oppenheimer Core Bond Fund, Cl. I	15.8
Oppenheimer Limited-Term Government Fund, Cl. I	6.8
Oppenheimer International Bond Fund, Cl. I	6.5
Oppenheimer International Growth Fund, Cl. I	6.0
Oppenheimer International Value Fund, Cl. I	5.2
Oppenheimer Master Inflation Protected Securities Fund, LLC	4.4
Oppenheimer Main Street Mid Cap Fund, Cl. I	3.3
Oppenheimer Main Street Small Cap Fund, Cl. I	3.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

6        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	8.79%	0.77%	5.92%	2.76%
Class B (OBMIX)	4/5/05	8.28	0.00	5.09	2.25
Class C (OCMIX)	4/5/05	8.35	0.02	5.12	1.97
Class R (ONMIX)	4/5/05	8.63	0.57	5.66	2.49
Class Y (OYMIX)	4/5/05	8.83	1.02	6.16	3.08

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAMIX)	4/5/05	2.53%	-5.03%	4.68%	2.15%
Class B (OBMIX)	4/5/05	3.28	-5.00	4.76	2.25
Class C (OCMIX)	4/5/05	7.35	-0.98	5.12	1.97
Class R (ONMIX)	4/5/05	8.63	0.57	5.66	2.49
Class Y (OYMIX)	4/5/05	8.83	1.02	6.16	3.08

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class R and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016

Class A	$1,000.00	$1,087.90	$2.29

Class B	1,000.00	1,082.80	6.18

Class C	1,000.00	1,083.50	6.18

Class R	1,000.00	1,086.30	3.59

Class Y	1,000.00	1,088.30	0.99

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.68	2.22

Class B	1,000.00	1,018.95	5.99

Class C	1,000.00	1,018.95	5.99

Class R	1,000.00	1,021.43	3.47

Class Y	1,000.00	1,023.92	0.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios

Class A	0.44%

Class B	1.19

Class C	1.19

Class R	0.69

Class Y	0.19

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value

Investment Companies—100.0%[1]
Alternative Funds—10.5%
Oppenheimer Fundamental Alternatives Fund, Cl. I	633,920	$17,489,866

Oppenheimer Global Multi Strategies Fund, Cl. I	1,373,173	35,537,712

Oppenheimer Gold & Special Minerals Fund, Cl. I2	738,805	16,475,347

Oppenheimer Master Inflation Protected Securities Fund, LLC	5,743,667	69,725,062

Oppenheimer Real Estate Fund, Cl. I	891,550	27,745,041

		166,973,028

Domestic Equity Funds—42.1%
Oppenheimer Capital Appreciation Fund, Cl. I	4,863,232	278,760,430

Oppenheimer Main Street Mid Cap Fund, Cl. I	1,831,222	51,713,707

Oppenheimer Main Street Small Cap Fund, Cl. I	3,651,827	47,364,194

Oppenheimer Value Fund, Cl. I	8,882,785	287,713,391

		665,551,722

Domestic Fixed Income Funds—25.5%

Oppenheimer Core Bond Fund, Cl. I	35,506,546	249,611,017

Oppenheimer Limited-Term Government Fund, Cl. I	23,895,588	107,291,188

Oppenheimer Master Loan Fund, LLC	3,047,543	46,444,878

		403,347,083

Foreign Equity Funds—15.2%
Oppenheimer Developing Markets Fund, Cl. I	1,063,013	34,229,005

Oppenheimer International Growth Fund, Cl. I	2,578,885	95,341,377

Oppenheimer International Small-Mid Company Fund, Cl. I	746,420	28,505,761

Oppenheimer International Value Fund, Cl. I	4,588,360	82,269,288

		240,345,431

Foreign Fixed Income Fund—6.5%
Oppenheimer International Bond Fund, Cl. I	17,489,927	103,365,466

Money Market Fund—0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[3]	2,737,322	2,737,322

Total Investments, at Value (Cost $1,355,818,997)	100.0%	1,582,320,052

Net Other Assets (Liabilities)	(0.0)	(618,543)

Net Assets	100.0%	$1,581,701,509

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 29, 2016[a]	Gross Additions	Gross Reductions		Shares July 31, 2016

Oppenheimer Capital Appreciation Fund, Cl. I	4,955,269	84,383	176,420		4,863,232
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	5,227,281	122,340	5,349,621	[b]	—
Oppenheimer Core Bond Fund, Cl. I	35,703,796	1,133,717	1,330,967		35,506,546
Oppenheimer Developing Markets Fund, Cl. I	1,090,546	25,535	53,068		1,063,013
Oppenheimer Fundamental Alternatives Fund, Cl. I	—	645,595	11,675		633,920

11        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares January 29, 2016[a]	Gross Additions	Gross Reductions		Shares July 31, 2016

Oppenheimer Global Multi Strategies Fund, Cl. I	1,402,049	26,558	55,434		1,373,173
Oppenheimer Gold & Special Minerals Fund, Cl. I	754,471	16,886	32,552		738,805
Oppenheimer Institutional Money Market Fund, Cl. E	11,159,310	9,585,346	18,007,334		2,737,322
Oppenheimer International Bond Fund, Cl. I	17,474,480	720,574	705,127		17,489,927
Oppenheimer International Growth Fund, Cl. I	2,638,011	54,132	113,258		2,578,885
Oppenheimer International Small-Mid Company Fund, Cl. I	760,812	13,291	27,683		746,420
Oppenheimer International Value Fund, Cl. I	4,692,875	96,177	200,692		4,588,360
Oppenheimer Limited-Term Government Fund, Cl. I	24,207,643	637,721	949,776		23,895,588
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,866,129	32,598	67,505		1,831,222
Oppenheimer Main Street Small Cap Fund, Cl. I	3,728,309	71,458	147,940		3,651,827
Oppenheimer Master Inflation Protected Securities Fund, LLC	5,861,790	108,238	226,361		5,743,667
Oppenheimer Master Loan Fund, LLC	3,110,472	58,415	121,344		3,047,543
Oppenheimer Real Estate Fund, Cl. I	897,980	21,538	27,968		891,550
Oppenheimer Value Fund, Cl. I	8,989,837	240,063	347,115		8,882,785

		Value	Income		Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. I		$278,760,430	$—		$3,082,448
Oppenheimer Commodity Strategy Total Return Fund, Cl. I		—	171,777		(6,908,792)
Oppenheimer Core Bond Fund, Cl. I		249,611,017	3,436,087		1,551,486
Oppenheimer Developing Markets Fund, Cl. I		34,229,005	—		159,933
Oppenheimer Fundamental Alternatives Fund, Cl. I		17,489,866	—		2,763
Oppenheimer Global Multi Strategies Fund, Cl. I		35,537,712	—		25,677
Oppenheimer Gold & Special Minerals Fund, Cl. I		16,475,347	—		29,884
Oppenheimer Institutional Money Market Fund, Cl. E		2,737,322	18,509		—
Oppenheimer International Bond Fund, Cl. I		103,365,466	2,191,087		95,506
Oppenheimer International Growth Fund, Cl. I		95,341,377	—		1,495,384
Oppenheimer International Small-Mid Company Fund, Cl. I		28,505,761	—		511,119
Oppenheimer International Value Fund, Cl. I		82,269,288	—		916,410
Oppenheimer Limited-Term Government Fund, Cl. I		107,291,188	833,811		83,231
Oppenheimer Main Street Mid Cap Fund, Cl. I		51,713,707	—		555,506
Oppenheimer Main Street Small Cap Fund, Cl. I		47,364,194	—		54,907
Oppenheimer Master Inflation Protected Securities Fund, LLC		69,725,062	892,071	[c]	233,708[c]
Oppenheimer Master Loan Fund, LLC		46,444,878	1,377,827	[d]	(883,670)[d]
Oppenheimer Real Estate Fund, Cl. I		27,745,041	224,352		508,782

12        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)

Oppenheimer Value Fund, Cl. I	$287,713,391	$2,279,674	$4,924,773

Total	$1,582,320,052	$11,425,195	$6,439,055

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Oppenheimer Commodity Strategy Total Return Fund liquidated effective July 15,2016.

c. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

13        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies
(cost $1,355,818,997)	$1,582,320,052

Receivables and other assets:
Dividends	1,048,128
Shares of beneficial interest sold	745,227
Investments sold	261,747
Other	64,170

Total assets	1,584,439,324

Liabilities
Bank overdraft	194,688

Payables and other liabilities:
Shares of beneficial interest redeemed	1,056,470
Investments purchased	1,046,985
Distribution and service plan fees	329,367
Trustees’ compensation	86,792
Shareholder communications	6,236
Other	17,277

Total liabilities	2,737,815

Net Assets	$1,581,701,509

Composition of Net Assets
Par value of shares of beneficial interest	$144,470

Additional paid-in capital	1,468,016,021

Accumulated net investment income	16,569,761

Accumulated net realized loss on investments	(129,529,798)

Net unrealized appreciation on investments	226,501,055

Net Assets	$1,581,701,509

14        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,042,590,506 and 94,615,717 shares of beneficial interest outstanding)	$11.02

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.69

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,525,359 and 3,086,329 shares of beneficial interest outstanding)	$10.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $394,400,615 and 36,619,540 shares of beneficial interest outstanding)	$10.77

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $103,666,751 and 9,470,597 shares of beneficial interest outstanding)	$10.95

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $7,518,278 and 677,752 shares of beneficial interest outstanding)	$11.09

See accompanying Notes to Financial Statements.

15        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2016 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	$889,244
Dividends	2,827
Net expenses	(153,249)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	738,822

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,372,811
Dividends	5,016
Net expenses	(81,768)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,296,059

Total allocation of net investment income from master funds	2,034,881

Investment Income
Dividends from affiliated companies	9,155,297

Interest	4,167

Total investment income	9,159,464

Expenses

Distribution and service plan fees:
Class A	1,213,479
Class B	184,023
Class C	1,896,294
Class R	243,861

Transfer and shareholder servicing agent fees:
Class A	1,095,500
Class B	40,517
Class C	418,292
Class R	107,559
Class Y	8,098

Shareholder communications:
Class A	10,040
Class B	181
Class C	3,346
Class R	414
Class Y	30

Trustees’ compensation	13,163

Borrowing fees	12,372

Custodian fees and expenses	10,957

Other	29,276

Total expenses	5,287,402
Less waivers and reimbursements of expenses	(531,353)

Net expenses	4,756,049

Net Investment Income	6,438,296

16        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Realized and Unrealized Gain (Loss)
Net realized gain on affiliated companies	$7,089,017

Net realized gain (loss) allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	233,708
Oppenheimer Master Loan Fund, LLC	(883,670)

Net realized gain	6,439,055

Net change in unrealized appreciation/depreciation on investments	108,081,710

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,503,780
Oppenheimer Master Loan Fund, LLC	3,065,281

Net change in unrealized appreciation/depreciation	113,650,771

Net Increase in Net Assets Resulting from Operations	$126,528,122

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]

Operations
Net investment income	$6,438,296	$14,903,227

Net realized gain	6,439,055	64,142,250

Net change in unrealized appreciation/depreciation	113,650,771	(147,688,724)

Net increase (decrease) in net assets resulting from operations	126,528,122	(68,643,247)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(7,633,842)
Class B	—	—
Class C	—	(61,876)
Class R	—	(462,146)
Class Y	—	(99,440)

	—	(8,257,304)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,214,008)	26,142,758
Class B	(12,112,065)	(26,355,745)
Class C	(7,075,622)	1,752,678
Class R	3,084,474	(9,067,016)
Class Y	(2,483,690)	297,187

	(25,800,911)	(7,230,138)

Net Assets
Total increase (decrease)	100,727,211	(84,130,689)

Beginning of period	1,480,974,298	1,565,104,987

End of period (including accumulated net investment income of $16,569,761 and $10,131,465, respectively)	$1,581,701,509	$1,480,974,298

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.13	$10.66	$10.23	$9.42	$8.67	$8.77

Income (loss) from investment operations:
Net investment income[2]	0.06	0.12	0.14	0.15	0.18	0.21
Net realized and unrealized gain (loss)	0.83	(0.57)	0.54	0.80	0.73	(0.10)

Total from investment operations	0.89	(0.45)	0.68	0.95	0.91	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.08)	(0.25)	(0.14)	(0.16)	(0.21)

Net asset value, end of period	$11.02	$10.13	$10.66	$10.23	$9.42	$8.67

Total Return, at Net Asset Value[3]	8.79%	(4.24)%	6.67%	10.00%	10.51%	1.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,042,591	$965,539	$989,811	$888,533	$763,081	$538,032

Average net assets (in thousands)	$1,001,785	$1,016,035	$962,358	$830,952	$606,831	$539,801

Ratios to average net assets:[4,5]
Net investment income	1.07%	1.15%	1.34%	1.56%	2.00%	2.38%
Expenses excluding specific expenses listed below	0.51%	0.50%	0.50%	0.49%	0.45%	0.45%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.51%	0.50%	0.50%	0.49%	0.45%	0.45%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.44%	0.43%	0.43%	0.41%	0.39%	0.45%

Portfolio turnover rate	4%	5%	14%	6%	23%	12%

19        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.09%
Year Ended January 29, 2016	1.07%
Year Ended January 30, 2015	1.08%
Year Ended January 31, 2014	1.11%
Year Ended January 31, 2013	1.09%
Year Ended January 31, 2012	1.11%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class B	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.03	$10.54	$10.10	$9.30	$8.56	$8.65

Income (loss) from investment operations:
Net investment income[2]	0.02	0.08	0.04	0.06	0.09	0.13
Net realized and unrealized gain (loss)	0.81	(0.59)	0.55	0.78	0.73	(0.09)

Total from investment operations	0.83	(0.51)	0.59	0.84	0.82	0.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.15)	(0.04)	(0.08)	(0.13)

Net asset value, end of period	$10.86	$10.03	$10.54	$10.10	$9.30	$8.56

Total Return, at Net Asset Value[3]	8.28%	(4.93)%	5.94%	9.07%	9.59%	0.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,525	$42,689	$70,936	$95,620	$112,666	$108,665

Average net assets (in thousands)	$36,982	$56,585	$84,071	$102,915	$106,286	$113,632

Ratios to average net assets:[4,5]
Net investment income	0.31%	0.77%	0.37%	0.62%	1.07%	1.48%
Expenses excluding specific expenses listed below	1.26%	1.26%	1.25%	1.27%	1.29%	1.32%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.26%	1.26%	1.25%	1.27%	1.29%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.19%	1.18%	1.19%	1.23%	1.32%

Portfolio turnover rate	4%	5%	14%	6%	23%	12%

21        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.84%
Year Ended January 29, 2016	1.83%
Year Ended January 30, 2015	1.83%
Year Ended January 31, 2014	1.89%
Year Ended January 31, 2013	1.93%
Year Ended January 31, 2012	1.98%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class C	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$9.94	$10.46	$10.04	$9.26	$8.54	$8.63

Income (loss) from investment operations:
Net investment income[2]	0.02	0.04	0.06	0.08	0.11	0.14
Net realized and unrealized gain (loss)	0.81	(0.56)	0.54	0.76	0.71	(0.09)

Total from investment operations	0.83	(0.52)	0.60	0.84	0.82	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.00)[3]	(0.18)	(0.06)	(0.10)	(0.14)

Net asset value, end of period	$10.77	$9.94	$10.46	$10.04	$9.26	$8.54

Total Return, at Net Asset Value[4]	8.35%	(4.96)%	5.93%	9.11%	9.63%	0.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$394,401	$370,818	$388,409	$359,725	$313,572	$231,079

Average net assets (in thousands)	$382,470	$393,916	$383,852	$336,609	$257,063	$231,140

Ratios to average net assets:[5,6]
Net investment income	0.32%	0.42%	0.57%	0.79%	1.22%	1.61%
Expenses excluding specific expenses listed below	1.26%	1.25%	1.25%	1.25%	1.21%	1.22%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.26%	1.25%	1.25%	1.25%	1.21%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.18%	1.18%	1.17%	1.15%	1.22%

Portfolio turnover rate	4%	5%	14%	6%	23%	12%

23        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.84%
Year Ended January 29, 2016	1.82%
Year Ended January 30, 2015	1.83%
Year Ended January 31, 2014	1.87%
Year Ended January 31, 2013	1.85%
Year Ended January 31, 2012	1.88%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class R	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.08	$10.60	$10.17	$9.36	$8.62	$8.71

Income (loss) from investment operations:
Net investment income[2]	0.04	0.10	0.11	0.12	0.15	0.18
Net realized and unrealized gain (loss)	0.83	(0.57)	0.54	0.80	0.72	(0.09)

Total from investment operations	0.87	(0.47)	0.65	0.92	0.87	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.05)	(0.22)	(0.11)	(0.13)	(0.18)

Net asset value, end of period	$10.95	$10.08	$10.60	$10.17	$9.36	$8.62

Total Return, at Net Asset Value[3]	8.63%	(4.45)%	6.40%	9.76%	10.17%	1.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,667	$92,429	$106,271	$110,232	$115,659	$95,267

Average net assets (in thousands)	$98,359	$103,861	$109,830	$111,927	$99,577	$105,816

Ratios to average net assets:[4,5]
Net investment income	0.82%	0.97%	1.02%	1.21%	1.71%	2.08%
Expenses excluding specific expenses listed below	0.76%	0.76%	0.75%	0.74%	0.71%	0.72%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.76%	0.76%	0.75%	0.74%	0.71%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.69%	0.68%	0.66%	0.65%	0.72%

Portfolio turnover rate	4%	5%	14%	6%	23%	12%

25        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.34%
Year Ended January 29, 2016	1.33%
Year Ended January 30, 2015	1.33%
Year Ended January 31, 2014	1.36%
Year Ended January 31, 2013	1.35%
Year Ended January 31, 2012	1.38%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Class Y	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.19	$10.72	$10.28	$9.47	$8.70	$8.80

Income (loss) from investment operations:
Net investment income[2]	0.07	0.17	0.15	0.19	0.18	0.24
Net realized and unrealized gain (loss)	0.83	(0.59)	0.57	0.79	0.75	(0.11)

Total from investment operations	0.90	(0.42)	0.72	0.98	0.93	0.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.11)	(0.28)	(0.17)	(0.16)	(0.23)

Net asset value, end of period	$11.09	$10.19	$10.72	$10.28	$9.47	$8.70

Total Return, at Net Asset Value[3]	8.83%	(3.97)%	6.95%	10.29%	10.72%	1.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,518	$9,499	$9,678	$10,023	$8,530	$9,505

Average net assets (in thousands)	$7,344	$9,416	$10,303	$9,064	$8,449	$8,314

Ratios to average net assets:[4,5]
Net investment income	1.30%	1.61%	1.41%	1.93%	2.01%	2.71%
Expenses excluding specific expenses listed below	0.26%	0.26%	0.25%	0.15%	0.31%	0.25%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.26%	0.26%	0.25%	0.15%	0.31%	0.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.19%	0.19%	0.19%	0.07%	0.24%	0.25%

Portfolio turnover rate	4%	5%	14%	6%	23%	12%

27        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	0.84%
Year Ended January 29, 2016	0.83%
Year Ended January 30, 2015	0.83%
Year Ended January 31, 2014	0.77%
Year Ended January 31, 2013	0.95%
Year Ended January 31, 2012	0.91%

See accompanying Notes to Financial Statements.

28        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Moderate Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those

29        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

30        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended January 29, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended January 29, 2016, the Fund utilized $54,059,656 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $62,232. Details of the fiscal year ended January 29, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2019	$74,606,830

At period end, it is estimated that the capital loss carryforwards would be $68,167,775 expiring by 2019 and $62,232 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $6,439,055 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,405,726,233

Gross unrealized appreciation	$193,299,802
Gross unrealized depreciation	(16,705,983)

Net unrealized appreciation	$176,593,819

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

31        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable investment companies. For each investment company, the net asset value per share for a class of shares is determined as of 4:00 P.M. eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange. This is calculated by dividing the value of the investment company’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges

32        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

3. Securities Valuation (Continued)

those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$1,466,150,112	$—	$—	$1,466,150,112

Total Assets excluding investment companies valued using practical expedient	$1,466,150,112	$—	$—	1,466,150,112

Investment companies valued using practical expedient				116,169,940

Total Assets				$1,582,320,052

Forward currency exchange contracts and futures contracts, if any, are reported at their

33        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. Certain Underlying Funds in which the Fund invests are mutual funds registered under the (“1940 Act”), as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and

34        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

4. Investments and Risks (Continued)

gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Fund owns 3.42% of Master Loan and 41.53% of Master Inflation Protected Securities at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

35        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended July 31, 2016		Year Ended January 29, 2016[1]
	Shares	Amount	Shares	Amount

Class A
Sold	7,821,739	$81,899,877	19,072,475	$205,491,735
Dividends and/or distributions reinvested	—	—	715,440	7,519,258
Redeemed	(8,474,919)	(89,113,885)	(17,404,054)	(186,868,235)

Net increase (decrease)	(653,180)	$(7,214,008)	2,383,861	$26,142,758

Class B
Sold	52,231	$539,660	129,254	$1,370,718
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,222,499)	(12,651,725)	(2,600,041)	(27,726,463)

Net decrease	(1,170,268)	$(12,112,065)	(2,470,787)	$(26,355,745)

Class C
Sold	3,396,614	$34,777,315	7,351,012	$77,568,088
Dividends and/or distributions reinvested	—	—	5,943	61,332
Redeemed	(4,071,277)	(41,852,937)	(7,212,996)	(75,876,742)

Net increase (decrease)	(674,663)	$(7,075,622)	143,959	$1,752,678

Class R
Sold	1,188,915	$12,395,064	2,157,742	$23,013,119
Dividends and/or distributions reinvested	—	—	42,123	440,195
Redeemed	(887,406)	(9,310,590)	(3,060,922)	(32,520,330)

Net increase (decrease)	301,509	$3,084,474	(861,057)	$(9,067,016)

Class Y
Sold	160,299	$1,676,184	308,320	$3,326,211
Dividends and/or distributions reinvested	—	—	8,989	94,925
Redeemed	(414,531)	(4,159,874)	(288,272)	(3,123,949)

Net increase (decrease)	(254,232)	$(2,483,690)	29,037	$297,187

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$54,694,020	$68,442,196

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from

36        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.53%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. Under the sub-advisory agreement effective January 1, 2013, the Manager pays the Sub-Adviser a percentage of the indirect management fees (after all applicable waivers) from the Fund’s investments in the Underlying Funds.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2016	29,006

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining

37        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

38        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2016	$404,093	$133	$21,158	$22,752	$—

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.30%, 2.05%, 2.05%, 1.55% and 1.05%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.07% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager waived fees and/or reimbursed the Fund $531,353.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. Effective July 18, 2016, the Fund no longer participated in the Facility.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging,

39        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

40        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

41        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering
Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc.  All rights reserved.

42        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

43        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

44        OPPENHEIMER PORTFOLIO SERIES MODERATE INVESTOR FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800. CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

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RS0545.001.0716 September 27, 2016

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Barclays U.S. Aggregate Bond Index
6-Month	9.31%	3.03%	13.29%	4.54%
1-Year	-0.94	-6.64	5.61	5.94
5-Year	6.40	5.14	13.38	3.57
10-Year	3.51	2.90	7.75	5.06

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 9.31%. In an environment where equities generally outperformed fixed-income securities, the Fund outperformed the Barclays U.S. Aggregate Bond Index’s return of 4.54%, but underperformed the S&P 500 Index’s return of 13.29%.

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness. The Fed’s statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum: payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (“ISM”) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Fed in 2016.

Data trends continued into May, which led to expectations that the Fed would hike interest rates at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion, except for Oppenheimer Master
Event-Linked Bond Fund, LLC, which does not offer Class I shares.

3 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FUND REVIEW

At period end, the Fund had roughly 20% of its assets invested in an “active component” that seeks to take advantage of short- to mid-term market conditions, and 80% invested in a “static component.”

During the reporting period, the active component continued to have its largest allocation to equities, with roughly 42% invested in domestic equity underlying funds and 40% in foreign equity underlying funds at period end. It also had approximately 9% in alternatives and 7% invested in fixed-income. The static component had roughly 50% invested in domestic equity, 27% in foreign equity, 18% in fixed-income and 4.5% in alternatives. The strongest performing asset class for both components during the reporting period was domestic equity, followed by international equity. Equities in the U.S. generally produced positive results. The reporting period also saw a continued rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed. The components also received positive contributions from investments in fixed income and alternatives.

While both components produced positive results this reporting period, the active component produced a slightly higher return than the static. The active component’s performance was boosted by its larger exposure to small cap equities, domestically and internationally, which benefited as small caps performed well this reporting period. In fixed income, the active component maintained minimal exposure to investment grade and government fixed-income investments. These asset classes lagged the stronger performance of equities this reporting period.

UNDERLYING INVESTMENTS REVIEW

The strongest contributor to performance for both the active and static components was domestic equity. All underlying domestic equity funds produced positive absolute results during the reporting period. With value outperforming growth this reporting period, Oppenheimer Value Fund was the top contributing domestic equity fund for both components. Oppenheimer Capital Appreciation Fund, which typically invests in large-cap U.S. growth stocks, was the second largest contributor to the performance of both components among domestic equity

4 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

funds. Relative to their respective benchmarks, Oppenheimer Value Fund underperformed the Russell 1000 Value Index and Oppenheimer Capital Appreciation Fund underperformed the Russell 1000 Growth Index and the S&P 500 Index.

All of the underlying foreign equity funds held by the active and static components produced positive absolute results, with the strongest contributors to performance being Oppenheimer International Value Fund and Oppenheimer International Growth Fund. Both of these underlying funds underperformed their benchmark, the MSCI AC World ex-U.S. Index.

In fixed income, domestic fixed income fund Oppenheimer Core Bond Fund was the largest underlying holding for the Fund overall. This underlying fund generated a positive return for both components. Most of the Fund’s exposure to this underlying fund was held through the static component. This underlying fund continued to maintain diversified exposure to corporate and structured credit as the investment team believes that the U.S. credit cycle, while maturing, has not yet turned. This positioning benefited the underlying fund’s performance versus the Barclays U.S. Aggregate Bond Index. The components also had exposure to international fixed income through Oppenheimer International Bond Fund. This underlying fund produced positive results during the reporting period. It underperformed its Reference Index, which is a customized weighted index comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index, and 20% of the J.P. Morgan Emerging Markets Bond Index.

The strongest performing underlying holdings in alternatives included Oppenheimer Gold & Special Minerals Fund, Oppenheimer Real Estate Fund and Oppenheimer Master Event- Linked Bond Fund, LLC. Both components had allocations to Oppenheimer Gold & Special Minerals Fund and Oppenheimer Real Estate Fund, while Oppenheimer Master Event-Linked Bond Fund, LLC was held only by the active component. Investors flocked to gold bullion and gold stocks as they sought refuge from global economic challenges. As a result, Oppenheimer Gold & Special Minerals Fund rallied strongly during the reporting period. Oppenheimer Real Estate Fund benefited as U.S. real estate investment trusts (“REITs”) performed well in the uncertain market environment. The asset class meaningfully outperformed the S&P 500 as well as many broad equity indices in both the developed

5 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

and emerging markets. Oppenheimer Master Event-Linked Bond Fund, LLC invests in event-linked securities, which transfer a specified set of catastrophe risks like hurricane, earthquakes and windstorms from a sponsor

Mark Hamilton Portfolio Manager

Dokyoung Lee, CFA Portfolio Manager

to investors. Event-linked securities performed positively this reporting period. This underlying fund slightly underperformed its benchmark, the Swiss Re Cat Bond Total Return Index, during the reporting period.

Caleb Wong Portfolio Manager

6 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Domestic Equity Funds	48.3%
Foreign Equity Funds	30.0
Domestic Fixed Income Funds	11.9
Alternative Funds	5.9
Foreign Fixed Income Funds	3.6
Money Market Funds	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Value Fund, Cl. I	20.9%
Oppenheimer Capital Appreciation Fund, Cl. I	19.7
Oppenheimer International Growth Fund, Cl. I	11.9
Oppenheimer International Value Fund, Cl. I	9.9
Oppenheimer Core Bond Fund, Cl. I	7.3
Oppenheimer Developing Markets Fund, Cl. I	4.4
Oppenheimer Main Street Small Cap Fund, Cl. I	4.0
Oppenheimer International Small- Mid Company Fund, Cl. I	3.8
Oppenheimer Main Street Mid Cap Fund, Cl. I	3.8
Oppenheimer International Bond Fund, Cl. I	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	9.31%	-0.94%	6.40%	3.51%
Class B (OAABX)	4/5/05	8.78	-1.70	5.56	2.99
Class C (OAACX)	4/5/05	8.89	-1.64	5.61	2.73
Class R (OAANX)	4/5/05	9.10	-1.22	6.14	3.28
Class Y (OAAYX)	4/5/05	9.30	-0.71	6.70	3.85

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAAX)	4/5/05	3.03%	-6.64%	5.14%	2.90%
Class B (OAABX)	4/5/05	3.78	-6.59	5.23	2.99
Class C (OAACX)	4/5/05	7.89	-2.62	5.61	2.73
Class R (OAANX)	4/5/05	9.10	-1.22	6.14	3.28
Class Y (OAAYX)	4/5/05	9.30	-0.71	6.70	3.85

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class R and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The Barclays U.S. Aggregate Bond Index is an index of U.S. Government and corporate bonds. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire
6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,093.10	$ 2.92
Class B	1,000.00	1,087.80	6.82
Class C	1,000.00	1,088.90	6.83
Class R	1,000.00	1,091.00	4.22
Class Y	1,000.00	1,093.00	1.61

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.08	2.82
Class B	1,000.00	1,018.35	6.60
Class C	1,000.00	1,018.35	6.60
Class R	1,000.00	1,020.84	4.08
Class Y	1,000.00	1,023.32	1.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.56%
Class B	1.31
Class C	1.31
Class R	0.81
Class Y	0.31

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Investment Companies—100.1%[1]
Alternative Funds—5.9%
Oppenheimer Fundamental Alternatives Fund, Cl. I	484,291	$13,361,596
Oppenheimer Global Multi Strategies Fund, Cl. I	859,906	22,254,379
Oppenheimer Gold & Special Minerals Fund, Cl. I2	498,214	11,110,183
Oppenheimer Master Event-Linked Bond Fund, LLC	1,808,109	28,091,139
Oppenheimer Master Inflation Protected Securities Fund, LLC	4,206,894	51,069,466
Oppenheimer Real Estate Fund, Cl. I	517,817	16,114,458
		142,001,221
Domestic Equity Funds—48.4%
Oppenheimer Capital Appreciation Fund, Cl. I	8,283,916	474,834,066
Oppenheimer Main Street Mid Cap Fund, Cl. I	3,210,069	90,652,346
Oppenheimer Main Street Small Cap Fund, Cl. I	7,473,969	96,937,376
Oppenheimer Value Fund, Cl. I	15,504,760	502,199,176
		1,164,622,964
Domestic Fixed Income Funds—11.9%
Oppenheimer Core Bond Fund, Cl. I	24,857,794	174,750,291
Oppenheimer Limited-Term Government Fund, Cl. I	16,002,418	71,850,857
Oppenheimer Master Loan Fund, LLC	2,620,581	39,937,939
		286,539,087
Foreign Equity Funds—30.0%
Oppenheimer Developing Markets Fund, Cl. I	3,322,787	106,993,729
Oppenheimer International Growth Fund, Cl. I	7,726,289	285,640,905
Oppenheimer International Small-Mid Company Fund, Cl. I	2,403,753	91,799,324
Oppenheimer International Value Fund, Cl. I	13,226,327	237,148,049
		721,582,007
Foreign Fixed Income Fund—3.6%
Oppenheimer International Bond Fund, Cl. I	14,858,181	87,811,848
Money Market Fund—0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[3]	6,243,670	6,243,670
Total Investments, at Value (Cost $1,905,507,506)	100.1%	2,408,800,797
Net Other Assets (Liabilities)	(0.1)	(2,178,705)
Net Assets	100.0%	$2,406,622,092

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 29, 2016[a]	Gross Additions	Gross Reductions	Shares July 31, 2016

Oppenheimer Capital Appreciation Fund, Cl. I	8,570,672	73,309	360,065	8,283,916
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	4,835,975	140,344	4,976,319[b]	—
Oppenheimer Core Bond Fund, Cl. I	25,376,549	573,810	1,092,565	24,857,794
Oppenheimer Developing Markets Fund, Cl. I	3,473,295	38,571	189,079	3,322,787
Oppenheimer Fundamental Alternatives Fund, Cl. I	—	494,403	10,112	484,291

12 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Footnotes to Statement of Investments (Continued)

	Shares January 29, 2016	Gross Additions	Gross Reductions	Shares July 31, 2016

Oppenheimer Global Multi Strategies Fund, Cl. I	892,220	8,300	40,614	859,906
Oppenheimer Gold & Special Minerals Fund, Cl. I	517,313	5,288	24,387	498,214
Oppenheimer Institutional Money Market Fund, Cl. E	10,546,451	8,768,204	13,070,985	6,243,670
Oppenheimer International Bond Fund, Cl. I	15,083,603	467,980	693,402	14,858,181
Oppenheimer International Growth Fund, Cl. I	8,030,832	78,088	382,631	7,726,289
Oppenheimer International Small- Mid Company Fund, Cl. I	2,486,072	21,162	103,481	2,403,753
Oppenheimer International Value Fund, Cl. I	13,756,050	136,267	665,990	13,226,327
Oppenheimer Limited-Term Government Fund, Cl. I	16,471,843	277,625	747,050	16,002,418
Oppenheimer Main Street Mid Cap Fund, Cl. I	3,323,236	29,163	142,330	3,210,069
Oppenheimer Main Street Small Cap Fund, Cl. I	7,757,873	73,407	357,311	7,473,969
Oppenheimer Master Event-Linked Bond Fund, LLC	1,869,222	15,659	76,772	1,808,109
Oppenheimer Master Inflation Protected Securities Fund, LLC	4,361,168	39,620	193,894	4,206,894
Oppenheimer Master Loan Fund, LLC	2,717,120	24,838	121,377	2,620,581
Oppenheimer Real Estate Fund, Cl. I	528,679	8,615	19,477	517,817
Oppenheimer Value Fund, Cl. I	15,944,534	274,744	714,518	15,504,760

	Value	Income	Realized Gain (Loss)

Oppenheimer Capital Appreciation Fund, Cl. I	$474,834,066	$—	$6,086,100
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	—	158,871	(4,973,162)
Oppenheimer Core Bond Fund, Cl. I	174,750,291	2,419,854	1,263,421
Oppenheimer Developing Markets Fund, Cl. I	106,993,729	—	2,767,652
Oppenheimer Fundamental Alternatives Fund, Cl. I	13,361,596	—	2,322
Oppenheimer Global Multi Strategies Fund, Cl. I	22,254,379	—	7,855
Oppenheimer Gold & Special Minerals Fund, Cl. I	11,110,183	—	(147)
Oppenheimer Institutional Money Market Fund, Cl. E	6,243,670	20,861	—
Oppenheimer International Bond Fund, Cl. I	87,811,848	1,871,150	19,399
Oppenheimer International Growth Fund, Cl. I	285,640,905	—	7,204,373
Oppenheimer International Small-Mid Company Fund, Cl. I	91,799,324	—	1,746,972
Oppenheimer International Value Fund, Cl. I	237,148,049	—	2,116,586
Oppenheimer Limited-Term Government Fund, Cl. I	71,850,857	561,975	(28,334)
Oppenheimer Main Street Mid Cap Fund, Cl. I	90,652,346	—	1,085,832
Oppenheimer Main Street Small Cap Fund, Cl. I	96,937,376	—	25,436
Oppenheimer Master Event-Linked Bond Fund, LLC	28,091,139	817,590[c]	(386,770)[c]

13 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)

Oppenheimer Master Inflation Protected Securities Fund, LLC	$51,069,466	$653,901[d]	$172,083[d]
Oppenheimer Master Loan Fund, LLC	39,937,939	1,191,551[e]	(765,123)[e]
Oppenheimer Real Estate Fund, Cl. I	16,114,458	130,735	344,275
Oppenheimer Value Fund, Cl. I	502,199,176	3,999,149	9,046,271

Total	$2,408,800,797	$11,825,637	$25,735,041

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. Oppenheimer Commodity Strategy Total Return Fund liquidated effective July 15, 2016.

c. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

d. Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

e. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $1,905,507,506)	$2,408,800,797

Receivables and other assets:
Shares of beneficial interest sold	903,713
Dividends	790,849
Investments sold	498,270
Other	124,036

Total assets	2,411,117,665

Liabilities
Bank overdraft	175,176

Payables and other liabilities:
Shares of beneficial interest redeemed	2,808,939
Investments purchased	788,303
Distribution and service plan fees	493,892
Trustees’ compensation	198,544
Shareholder communications	7,700
Other	23,019

Total liabilities	4,495,573

Net Assets	$2,406,622,092

Composition of Net Assets
Par value of shares of beneficial interest	$194,733

Additional paid-in capital	2,328,430,067

Accumulated net investment income	20,142,004

Accumulated net realized loss on investments	(445,438,003)

Net unrealized appreciation on investments	503,293,291

Net Assets	$2,406,622,092

15 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,644,426,449 and 132,233,435 shares of beneficial interest outstanding)	$12.44

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.20

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,730,829 and 4,953,793 shares of beneficial interest outstanding)	$12.26

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $545,767,569 and 45,002,364 shares of beneficial interest outstanding)	$12.13

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $115,391,534 and 9,339,864 shares of beneficial interest outstanding)	$12.35

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $40,305,711 and 3,203,196 shares of beneficial interest outstanding)	$12.58

See accompanying Notes to Financial Statements.

16 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2016 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$816,487
Dividends	1,103
Net expenses	(62,383)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	755,207

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC:
Interest	651,817
Dividends	2,084
Net expenses	(112,908)

Net investment income allocated from Oppenheimer Master Inflation Protected Securities Fund, LLC	540,993

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	1,187,220
Dividends	4,331
Net expenses	(70,721)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	1,120,830

Total allocation of net investment income from master funds	2,417,030

Investment Income
Dividends—affiliated companies	9,162,595

Interest	5,260

Total investment income	9,167,855

Expenses
Distribution and service plan fees:
Class A	1,933,077
Class B	335,701
Class C	2,633,166
Class R	275,759

Transfer and shareholder servicing agent fees:
Class A	1,730,286
Class B	73,943
Class C	580,963
Class R	121,794
Class Y	41,416

Shareholder communications:
Class A	14,418
Class B	267
Class C	3,510
Class R	421
Class Y	63

Asset allocation fees	1,158,364

Trustees’ compensation	20,062

Borrowing fees	19,236

Custodian fees and expenses	16,081

Other	33,865

Total expenses	8,992,392

17 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Expenses (Continued)
Less waivers and reimbursements of expenses	$(463,346)

Net expenses	8,529,046

Net Investment Income	3,055,839

Realized and Unrealized Gain (Loss)
Net realized gain on affiliated companies	26,714,851

Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(386,770)
Oppenheimer Master Inflation Protected Securities Fund, LLC	172,083
Oppenheimer Master Loan Fund, LLC	(765,123)

Net realized gain	25,735,041

Net change in unrealized appreciation/depreciation on investments	170,292,130

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	540,925
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,849,206
Oppenheimer Master Loan Fund, LLC	2,649,684

Net change in unrealized appreciation/depreciation	175,331,945

Net Increase in Net Assets Resulting from Operations	$204,122,825

1. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]

Operations
Net investment income	$3,055,839	$12,994,343

Net realized gain	25,735,041	144,666,635

Net change in unrealized appreciation/depreciation	175,331,945	(273,334,419)

Net increase (decrease) in net assets resulting from operations	204,122,825	(115,673,441)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(24,157,580)
Class B	—	(402,652)
Class C	—	(4,319,415)
Class R	—	(1,430,086)
Class Y	—	(719,558)

	—	(31,029,291)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(26,466,003)	30,490,812
Class B	(24,056,090)	(51,809,163)
Class C	(21,529,841)	(1,614,041)
Class R	(3,125,726)	(4,219,523)
Class Y	(1,691,209)	11,029,081

	(76,868,869)	(16,122,834)

Net Assets
Total increase (decrease)	127,253,956	(162,825,566)

Beginning of period	2,279,368,136	2,442,193,702

End of period (including accumulated net investment income of $20,142,004 and $17,086,165, respectively)	$2,406,622,092	$2,279,368,136

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.38	$12.12	$11.52	$10.27	$9.25	$9.66

Income (loss) from investment operations:
Net investment income[2]	0.03	0.09	0.11	0.13	0.15	0.16
Net realized and unrealized gain (loss)	1.03	(0.65)	0.61	1.28	1.02	(0.36)

Total from investment operations	1.06	(0.56)	0.72	1.41	1.17	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.18)	(0.12)	(0.16)	(0.15)	(0.21)

Net asset value, end of period	$12.44	$11.38	$12.12	$11.52	$10.27	$9.25

Total Return, at Net Asset Value[3]	9.31%	(4.67)%	6.26%	13.73%	12.67%	(2.02)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,644,426	$1,530,527	$1,599,618	$1,496,909	$1,308,798	$1,097,812

Average net assets (in thousands)	$1,582,028	$1,646,634	$1,591,772	$1,416,982	$1,153,465	$1,147,826

Ratios to average net assets:[4,5]
Net investment income	0.46%	0.74%	0.93%	1.14%	1.56%	1.63%
Expenses excluding specific expenses listed below	0.60%	0.59%	0.59%	0.59%	0.56%	0.55%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.60%	0.59%	0.59%	0.59%	0.56%	0.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.56%	0.55%	0.55%	0.54%	0.52%	0.55%

Portfolio turnover rate	2%	8%	15%	9%	28%[8]	21%[8]

20 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.22%
Year Ended January 29, 2016	1.21%
Year Ended January 30, 2015	1.21%
Year Ended January 31, 2014	1.26%
Year Ended January 31, 2013	1.24%
Year Ended January 31, 2012	1.25%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

21 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.27	$11.96	$11.34	$10.10	$9.09	$9.49

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	(0.01)	0.01	0.01	0.06	0.07
Net realized and unrealized gain (loss)	1.01	(0.62)	0.61	1.29	1.00	(0.35)

Total from investment operations	0.99	(0.63)	0.62	1.30	1.06	(0.28)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.06)	0.00	(0.06)	(0.05)	(0.12)

Net asset value, end of period	$12.26	$11.27	$11.96	$11.34	$10.10	$9.09

Total Return, at Net Asset Value[3]	8.78%	(5.33)%	5.48%	12.83%	11.73%	(2.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,731	$79,042	$134,496	$197,214	$249,959	$286,036

Average net assets (in thousands)	$67,476	$106,583	$166,076	$220,028	$259,073	$315,211

Ratios to average net assets:[4,5]
Net investment income (loss)	(0.29)%	(0.08)%	0.11%	0.14%	0.61%	0.74%
Expenses excluding specific expenses listed below	1.35%	1.35%	1.34%	1.37%	1.40%	1.40%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.35%	1.35%	1.34%	1.37%	1.40%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.31%	1.30%	1.32%	1.36%	1.40%

Portfolio turnover rate	2%	8%	15%	9%	28%[8]	21%[8]

22 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.97%
Year Ended January 29, 2016	1.97%
Year Ended January 30, 2015	1.96%
Year Ended January 31, 2014	2.04%
Year Ended January 31, 2013	2.08%
Year Ended January 31, 2012	2.10%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

23 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.14	$11.87	$11.28	$10.06	$9.08	$9.48

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.00[3]	0.02	0.04	0.08	0.08
Net realized and unrealized gain (loss)	1.01	(0.64)	0.60	1.26	0.98	(0.35)

Total from investment operations	0.99	(0.64)	0.62	1.30	1.06	(0.27)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.09)	(0.03)	(0.08)	(0.08)	(0.13)

Net asset value, end of period	$12.13	$11.14	$11.87	$11.28	$10.06	$9.08

Total Return, at Net Asset Value[4]	8.89%	(5.41)%	5.53%	12.93%	11.70%	(2.76)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$545,768	$522,227	$557,576	$535,716	$492,455	$432,564

Average net assets (in thousands)	$531,096	$564,178	$562,221	$518,457	$445,399	$463,116

Ratios to average net assets:[5,6]
Net investment income (loss)	(0.29)%	(0.01)%	0.18%	0.35%	0.79%	0.86%
Expenses excluding specific expenses listed below	1.35%	1.34%	1.34%	1.33%	1.30%	1.30%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.35%	1.34%	1.34%	1.33%	1.30%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.30%	1.30%	1.28%	1.26%	1.30%

Portfolio turnover rate	2%	8%	15%	9%	28%[9]	21%[9]

24 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.97%
Year Ended January 29, 2016	1.96%
Year Ended January 30, 2015	1.96%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	1.98%
Year Ended January 31, 2012	2.00%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

25 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.32	$12.05	$11.45	$10.21	$9.20	$9.61

Income (loss) from investment operations:
Net investment income[2]	0.01	0.06	0.08	0.09	0.13	0.13
Net realized and unrealized gain (loss)	1.02	(0.64)	0.61	1.28	1.01	(0.36)

Total from investment operations	1.03	(0.58)	0.69	1.37	1.14	(0.23)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.15)	(0.09)	(0.13)	(0.13)	(0.18)

Net asset value, end of period	$12.35	$11.32	$12.05	$11.45	$10.21	$9.20

Total Return, at Net Asset Value[3]	9.10%	(4.88)%	5.99%	13.42%	12.42%	(2.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,391	$108,810	$119,953	$128,012	$138,042	$122,589

Average net assets (in thousands)	$111,328	$120,320	$127,487	$133,527	$122,558	$136,771

Ratios to average net assets:[4,5]
Net investment income	0.21%	0.50%	0.66%	0.78%	1.37%	1.39%
Expenses excluding specific expenses listed below	0.85%	0.84%	0.84%	0.81%	0.77%	0.75%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.85%	0.84%	0.84%	0.81%	0.77%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.81%	0.80%	0.80%	0.76%	0.73%	0.75%

Portfolio turnover rate	2%	8%	15%	9%	28%[8]	21%[8]

26 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.47%
Year Ended January 29, 2016	1.46%
Year Ended January 30, 2015	1.46%
Year Ended January 31, 2014	1.48%
Year Ended January 31, 2013	1.45%
Year Ended January 31, 2012	1.45%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements.

27 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$11.51	$12.25	$11.65	$10.38	$9.35	$9.76

Income (loss) from investment operations:
Net investment income[2]	0.04	0.14	0.17	0.17	0.16	0.19
Net realized and unrealized gain (loss)	1.03	(0.66)	0.59	1.30	1.04	(0.36)

Total from investment operations	1.07	(0.52)	0.76	1.47	1.20	(0.17)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.22)	(0.16)	(0.20)	(0.17)	(0.24)

Net asset value, end of period	$12.58	$11.51	$12.25	$11.65	$10.38	$9.35

Total Return, at Net Asset Value[3]	9.30%	(4.34)%	6.52%	14.07%	12.92%	(1.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,306	$38,762	$30,551	$9,416	$7,830	$11,742

Average net assets (in thousands)	$37,826	$33,137	$17,424	$8,437	$11,661	$12,392

Ratios to average net assets:[4,5]
Net investment income	0.71%	1.14%	1.35%	1.48%	1.69%	2.02%
Expenses excluding specific expenses listed below	0.35%	0.35%	0.35%	0.30%	0.21%	0.20%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	0.35%	0.35%	0.35%	0.30%	0.21%	0.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.31%	0.31%	0.31%	0.25%	0.17%	0.20%

Portfolio turnover rate	2%	8%	15%	9%	28%[8]	21%[8]

28 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the Master Funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	0.97%
Year Ended January 29, 2016	0.97%
Year Ended January 30, 2015	0.97%
Year Ended January 31, 2014	0.97%
Year Ended January 31, 2013	0.89%
Year Ended January 31, 2012	0.90%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended January 31, 2013	$113,842,157	$114,874,878
Year Ended January 31, 2012	$38,216,147	$38,258,011

See accompanying Notes to Financial Statements

29 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Conservative Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek total return. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those

30 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

2. Significant Accounting Policies (Continued)

attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

31 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended January 29, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended January 29, 2016, the Fund utilized $119,033,945 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended January 29, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2018	$187,969,889
2019	221,029,215

Total	$408,999,104

At period end, it is estimated that the capital loss carryforwards would be $383,264,063 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $25,735,041 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,966,108,692

Gross unrealized appreciation	$452,896,313
Gross unrealized depreciation	(10,204,208)

Net unrealized appreciation	$442,692,105

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from

32 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

2. Significant Accounting Policies (Continued)

operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable investment companies. For each investment company, the net asset value per share for a class of shares is determined as of 4:00 P.M. eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange. This is calculated by dividing the value of the investment company’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges

33 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Investment Companies	$2,289,702,253	$—	$—	$2,289,702,253

Total Assets excluding investment companies valued using practical expedient	$2,289,702,253	$—	$—	2,289,702,253

Investment companies valued using practical expedient				119,098,544

Total Assets				$2,408,800,797

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

34 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee.

Investment in Oppenheimer Master Funds. Certain Underlying Funds in which the Fund invests are mutual funds registered under the (“1940 Act”), as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”), Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) and Oppenheimer Master Inflation Protected Securities Fund, LLC (“Master Inflation Protected Securities”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The investment objective of Master Inflation Protected Securities is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based

35 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 2.94% of Master Loan, 10.13% of Master Event-Linked Bond and 30.42% of Master Inflation Protected Securities at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest

36 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

6. Shares of Beneficial Interest (Continued)

of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2016		Year Ended January 29, 2016[1]
	Shares	Amount	Shares	Amount

Class A
Sold	8,627,807	$101,728,226	20,695,042	$256,527,542
Dividends and/or distributions reinvested	—	—	1,989,569	23,775,353
Redeemed	(10,833,869)	(128,194,229)	(20,240,796)	(249,812,083)

Net increase (decrease)	(2,206,062)	$(26,466,003)	2,443,815	$30,490,812

Class B
Sold	18,276	$212,326	112,946	$1,378,897
Dividends and/or distributions reinvested	—	—	33,843	400,365
Redeemed	(2,080,801)	(24,268,416)	(4,378,333)	(53,588,425)

Net decrease	(2,062,525)	$(24,056,090)	(4,231,544)	$(51,809,163)

Class C
Sold	3,003,389	$34,601,248	6,949,000	$84,000,049
Dividends and/or distributions reinvested	—	—	364,700	4,270,634
Redeemed	(4,863,364)	(56,131,089)	(7,443,168)	(89,884,724)

Net decrease	(1,859,975)	$(21,529,841)	(129,468)	$(1,614,041)

Class R
Sold	786,887	$9,192,492	1,679,503	$20,548,618
Dividends and/or distributions reinvested	—	—	116,758	1,388,248
Redeemed	(1,055,453)	(12,318,218)	(2,139,749)	(26,156,389)

Net decrease	(268,566)	$(3,125,726)	(343,488)	$(4,219,523)

Class Y
Sold	362,437	$4,305,062	1,645,923	$20,523,625
Dividends and/or distributions reinvested	—	—	58,545	706,636
Redeemed	(528,304)	(5,996,271)	(828,998)	(10,201,180)

Net increase (decrease)	(165,867)	$(1,691,209)	875,470	$11,029,081

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$44,347,523	$115,103,937

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s

37 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.57%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. Under the sub-advisory agreement effective January 1, 2013, the Manager pays the Sub-Adviser a percentage of the indirect management fees (after all applicable waivers) from the Fund’s investments in the Underlying Funds.

Asset Allocation Fees. The Fund pays the Manager an asset allocation fee equal to an annual rate of 0.10% of the first $3 billion of the daily net assets of the Fund and 0.08% of the daily net assets in excess of $3 billion.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—

38 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

Accumulated Liability as of July 31, 2016	82,333

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the

39 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2016	$515,232	$758	$34,504	$28,451	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

The Manager has also contractually agreed to waive fees and/or reimburse certain Fund expenses at an annual rate of 0.04% as calculated on the daily net assets of the Fund. This waiver and/or reimbursement is applied after (and in addition to) any other applicable waiver and/or expense reimbursements that may apply. During the reporting period, the Manager waived fees and/or reimbursed the Fund $463,346.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. Effective July 18, 2016, the Fund no longer participated in the Facility.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California

40 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

10. Pending Litigation (Continued)

Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

41 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Caleb Wong, Vice President
Dokyoung Lee, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

43 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

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47 OPPENHEIMER PORTFOLIO SERIES ACTIVE ALLOCATION FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0550.001.0716 September 27, 2016

Semiannual Report 7/31/2016
OppenheimerFunds
The Right Way
to Invest
Oppenheimer
Portfolio Series Equity Investor Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	MSCI World Index
6-Month	9.79%	3.48%	13.29%	11.58%
1-Year	-2.35	-7.96	5.61	-0.46
5-Year	7.23	5.97	13.38	7.91
10-Year	5.25	4.63	7.75	4.80

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Performance Discussion1

The Fund’s Class A shares (without sales charge) produced a total return of 9.79%. In comparison, the S&P 500 Index and the MSCI World Index returned 13.29% and 11.58%, respectively.

MARKET OVERVIEW

2016 started off with credit markets widening amid stock market weakness. The Fed’s statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum: payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (“ISM”) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened. The market continued to price for one with the potential of two hikes by the Fed in 2016.

Data trends continued into May, which led to expectations that the Fed would hike interest rates at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing.

1. The Fund is invested in Class I shares of all underlying funds discussed in this Fund Performance Discussion.

3 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FUND REVIEW

The Fund’s allocation to domestic equity funds was its strongest area on an absolute basis. Equities in the U.S. generally produced positive results. The reporting period also saw a continued rotation away from growth stocks and into value stocks. This is a significant reversal from 2015 when growth stocks, in general, significantly outperformed. Against this backdrop, all of the Fund’s underlying domestic equity funds produced positive absolute results during the reporting period. With value outperforming growth this reporting period, Oppenheimer Value Fund was the top contributing domestic equity fund. Oppenheimer Capital Appreciation Fund, which typically invests in large-cap U.S. growth stocks, was the second largest contributor to Fund performance. Relative to

Mark Hamilton Portfolio Manager

their respective benchmarks, Oppenheimer Value Fund underperformed the Russell 1000 Value Index and Oppenheimer Capital Appreciation Fund underperformed the Russell 1000 Growth Index and the S&P 500 Index.

The Fund’s exposure to foreign equity funds also contributed positively to the Fund’s absolute performance. All of the underlying foreign equity funds held by the Fund produced positive absolute results, with the strongest contributors to performance being Oppenheimer International Value Fund and Oppenheimer International Growth Fund. Both of these underlying funds underperformed their benchmark, the MSCI AC World ex-U.S. Index.

Dokyoung Lee, CFA Portfolio Manager

4 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Top Holdings and Allocations

ASSET CLASS ALLOCATION

Foreign Equity Funds	50.0%
Domestic Equity Funds	50.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on the total market value of investments.

TOP TEN HOLDINGS

Oppenheimer Value Fund, Cl. I	22.1%
Oppenheimer Capital Appreciation Fund, Cl. I	20.2
Oppenheimer International Growth Fund, Cl. I	20.2
Oppenheimer International Value Fund, Cl. I	16.8
Oppenheimer International Small-Mid Company Fund, Cl. I	7.0
Oppenheimer Developing Markets Fund, Cl. I	6.0
Oppenheimer Main Street Mid Cap Fund, Cl. I	4.2
Oppenheimer Main Street Small Cap Fund, Cl. I	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

5 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	9.79%	-2.35%	7.23%	5.25%
Class B (OBAIX)	4/5/05	9.42	-3.03	6.40	4.75
Class C (OCAIX)	4/5/05	9.45	-3.05	6.44	4.47
Class R (ONAIX)	4/5/05	9.73	-2.54	6.99	5.03
Class Y (OYAIX)	4/5/05	9.96	-2.10	7.56	5.67

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAAIX)	4/5/05	3.48%	-7.96%	5.97%	4.63%
Class B (OBAIX)	4/5/05	4.42	-7.87	6.08	4.75
Class C (OCAIX)	4/5/05	8.45	-4.02	6.44	4.47
Class R (ONAIX)	4/5/05	9.73	-2.54	6.99	5.03
Class Y (OYAIX)	4/5/05	9.96	-2.10	7.56	5.67

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class R and Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index and the MSCI World Index. The S&P 500 Index is a broad-based measure of domestic stock performance. The MSCI World Index is designed to measure the equity market performance of developed markets. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

6 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$ 1,000.00	$ 1,097.90	$ 2.51
Class B	1,000.00	1,094.20	6.42
Class C	1,000.00	1,094.50	6.42
Class R	1,000.00	1,097.30	3.81
Class Y	1,000.00	1,099.60	1.20

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.48	2.42
Class B	1,000.00	1,018.75	6.19
Class C	1,000.00	1,018.75	6.19
Class R	1,000.00	1,021.23	3.68
Class Y	1,000.00	1,023.72	1.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.48%
Class B	1.23
Class C	1.23
Class R	0.73
Class Y	0.23

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Investment Companies—100.0%[1]
Domestic Equity Funds—50.0%
Oppenheimer Capital Appreciation Fund, Cl. I	2,842,152	$162,912,152
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,205,013	34,029,566
Oppenheimer Main Street Small Cap Fund, Cl. I	2,148,503	27,866,079
Oppenheimer Value Fund, Cl. I	5,482,556	177,579,995
		402,387,792
Foreign Equity Funds—50.0%
Oppenheimer Developing Markets Fund, Cl. I	1,506,745	48,517,176
Oppenheimer International Growth Fund, Cl. I	4,396,020	162,520,870
Oppenheimer International Small-Mid Company Fund, Cl. I	1,470,252	56,148,940
Oppenheimer International Value Fund, Cl. I	7,559,941	135,549,737
		402,736,723

Total Investments, at Value (Cost $581,375,372)	100.0%	805,124,515
Net Other Assets (Liabilities)	(0.0)	(86,765)
Net Assets	100.0%	$805,037,750

Footnotes to Statement of Investments

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares January 29, 2016[a]	Gross Additions	Gross Reductions	Shares July 31, 2016
Oppenheimer Capital Appreciation Fund, Cl. I	2,920,033	64,759	142,640	2,842,152
Oppenheimer Developing Markets Fund, Cl. I	1,574,892	56,407	124,554	1,506,745
Oppenheimer International Growth Fund, Cl. I	4,541,712	122,214	267,906	4,396,020
Oppenheimer International Small-Mid Company Fund, Cl. I	1,505,837	29,786	65,371	1,470,252
Oppenheimer International Value Fund, Cl. I	7,817,841	215,504	473,404	7,559,941
Oppenheimer Main Street Mid Cap Fund, Cl. I	1,234,906	24,783	54,676	1,205,013
Oppenheimer Main Street Small Cap Fund, Cl. I	2,213,939	54,260	119,696	2,148,503
Oppenheimer Value Fund, Cl. I	5,591,160	172,895	281,499	5,482,556

		Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. I		$162,912,152	$—	$(1,222,648)
Oppenheimer Developing Markets Fund, Cl. I		48,517,176	—	(618,552)
Oppenheimer International Growth Fund, Cl. I		162,520,870	—	(228,323)
Oppenheimer International Small-Mid Company Fund, Cl. I		56,148,940	—	79,744
Oppenheimer International Value Fund, Cl. I		135,549,737	—	(277,190)
Oppenheimer Main Street Mid Cap Fund, Cl. I		34,029,566	—	(213,535)
Oppenheimer Main Street Small Cap Fund, Cl. I		27,866,079	—	(46,809)

10 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)
Oppenheimer Value Fund, Cl. I	$177,579,995	$1,410,466	$(234,903)

Total	$805,124,515	$1,410,466	$(2,762,216)

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

11 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments — affiliated companies (cost $581,375,372)	$805,124,515

Receivables and other assets:
Investments sold	395,893
Shares of beneficial interest sold	228,599
Other	35,472

Total assets	805,784,479

Liabilities
Bank overdraft	46,345

Payables and other liabilities:
Shares of beneficial interest redeemed	468,325
Distribution and service plan fees	163,119
Trustees’ compensation	47,044
Shareholder communications	7,380
Other	14,516

Total liabilities	746,729

Net Assets	$805,037,750

Composition of Net Assets
Par value of shares of beneficial interest	$52,769

Additional paid-in capital	591,605,620

Accumulated net investment income	1,697,069

Accumulated net realized loss on investments	(12,066,851)

Net unrealized appreciation on investments	223,749,143

Net Assets	$805,037,750

12 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $536,537,756 and 34,920,929 shares of beneficial interest outstanding)	$15.36

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$16.30

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,896,239 and 1,327,816 shares of beneficial interest outstanding)	$14.98

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $184,133,842 and 12,325,697 shares of beneficial interest outstanding)	$14.94

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,964,922 and 2,931,834 shares of beneficial interest outstanding)	$15.34

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $19,504,991 and 1,262,232 shares of beneficial interest outstanding)	$15.45

See accompanying Notes to Financial Statements.

13 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENT OF OPERATIONS For the Six Months Ended July 31, 2016 Unaudited

Investment Income
Dividends — affiliated companies	$1,410,466

Interest	1,692

Total investment income	1,412,158

Expenses

Distribution and service plan fees:
Class A	627,042
Class B	109,279
Class C	883,150
Class R	106,821

Transfer and shareholder servicing agent fees:
Class A	560,809
Class B	24,106
Class C	194,719
Class R	47,052
Class Y	20,385

Shareholder communications:
Class A	8,086
Class B	432
Class C	2,457
Class R	301
Class Y	53

Trustees’ compensation	6,656

Borrowing fees	6,467

Custodian fees and expenses	6,444

Other	22,590

Net expenses	2,626,849

Net Investment Loss	(1,214,691)

Realized and Unrealized Gain (Loss)
Net realized loss on investments from affiliated companies	(2,762,216)

Net change in unrealized appreciation/depreciation on investments	76,110,322

Net Increase in Net Assets Resulting from Operations	$72,133,415

See accompanying Notes to Financial Statements.

14 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]

Operations
Net investment income (loss)	$(1,214,691)	$1,879,691

Net realized gain (loss)	(2,762,216)	34,891,896

Net change in unrealized appreciation/depreciation	76,110,322	(76,417,991)

Net increase (decrease) in net assets resulting from operations	72,133,415	(39,646,404)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(6,723,531)
Class B	—	(59,463)
Class C	—	(935,615)
Class R	—	(422,436)
Class Y	—	(332,338)

	—	(8,473,383)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(4,476,857)	11,464,024
Class B	(7,970,904)	(17,635,431)
Class C	(4,553,003)	(3,510,477)
Class R	(202,042)	(5,508,573)
Class Y	(2,843,811)	1,604,477

	(20,046,617)	(13,585,980)

Net Assets
Total increase (decrease)	52,086,798	(61,705,767)

Beginning of period	752,950,952	814,656,719

End of period (including accumulated net investment income of $1,697,069 and $2,911,760, respectively)	$805,037,750	$752,950,952

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$13.99	$14.87	$14.28	$12.30	$10.62	$11.17

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.07	0.11	0.12	0.11	0.09
Net realized and unrealized gain (loss)	1.38	(0.76)	0.60	1.97	1.66	(0.56)

Total from investment operations	1.37	(0.69)	0.71	2.09	1.77	(0.47)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.19)	(0.12)	(0.11)	(0.09)	(0.08)

Net asset value, end of period	$15.36	$13.99	$14.87	$14.28	$12.30	$10.62

Total Return, at Net Asset Value[3]	9.79%	(4.78)%	4.99%	16.95%	16.73%	(4.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$536,538	$492,539	$513,521	$482,285	$388,790	$335,138

Average net assets (in thousands)	$512,748	$533,833	$519,483	$442,886	$350,996	$343,680

Ratios to average net assets:[4]
Net investment income (loss)	(0.11)%	0.45%	0.72%	0.88%	0.99%	0.82%
Expenses excluding specific expenses listed below	0.48%	0.48%	0.48%	0.48%	0.47%	0.48%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.48%	0.48%	0.48%	0.48%	0.47%	0.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.48%	0.48%	0.47%	0.47%	0.48%

Portfolio turnover rate	3%	8%	10%	6%	17%	5%

16 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.19%
Year Ended January 29, 2016	1.16%
Year Ended January 30, 2015	1.17%
Year Ended January 31, 2014	1.23%
Year Ended January 31, 2013	1.22%
Year Ended January 31, 2012	1.25%

See accompanying Notes to Financial Statements.

17 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$13.69	$14.52	$13.93	$12.01	$10.37	$10.91

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	(0.07)	(0.02)	(0.02)	0.00	(0.01)
Net realized and unrealized gain (loss)	1.35	(0.73)	0.61	1.94	1.64	(0.53)

Total from investment operations	1.29	(0.80)	0.59	1.92	1.64	(0.54)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.03)	0.00	0.00	0.00	0.00

Net asset value, end of period	$14.98	$13.69	$14.52	$13.93	$12.01	$10.37

Total Return, at Net Asset Value[3]	9.42%	(5.52)%	4.24%	15.99%	15.82%	(4.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,896	$25,864	$44,518	$63,602	$72,843	$81,718

Average net assets (in thousands)	$21,996	$35,961	$55,111	$68,259	$75,680	$87,253

Ratios to average net assets:[4]
Net investment income (loss)	(0.87)%	(0.44)%	(0.14)%	(0.12)%	0.03%	(0.06)%
Expenses excluding specific expenses listed below	1.23%	1.23%	1.23%	1.25%	1.30%	1.32%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.23%	1.23%	1.23%	1.25%	1.30%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.23%	1.23%	1.24%	1.30%	1.32%

Portfolio turnover rate	3%	8%	10%	6%	17%	5%

18 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.94%
Year Ended January 29, 2016	1.91%
Year Ended January 30, 2015	1.92%
Year Ended January 31, 2014	2.00%
Year Ended January 31, 2013	2.05%
Year Ended January 31, 2012	2.09%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$13.65	$14.52	$13.94	$12.02	$10.38	$10.92

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.06)	(0.05)	0.00	0.02	0.02	0.01
Net realized and unrealized gain (loss)	1.35	(0.75)	0.59	1.92	1.63	(0.55)

Total from investment operations	1.29	(0.80)	0.59	1.94	1.65	(0.54)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.07)	(0.01)	(0.02)	(0.01)	0.00

Net asset value, end of period	$14.94	$13.65	$14.52	$13.94	$12.02	$10.38

Total Return, at Net Asset Value[3]	9.45%	(5.51)%	4.22%	16.11%	15.91%	(4.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$184,134	$172,605	$186,923	$177,813	$150,848	$136,229

Average net assets (in thousands)	$178,002	$189,362	$189,422	$164,340	$139,727	$140,831

Ratios to average net assets:[4]
Net investment income (loss)	(0.86)%	(0.31)%	(0.02)%	0.12%	0.22%	0.08%
Expenses excluding specific expenses listed below	1.23%	1.23%	1.22%	1.23%	1.21%	1.23%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.23%	1.23%	1.22%	1.23%	1.21%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.23%	1.22%	1.22%	1.21%	1.23%

Portfolio turnover rate	3%	8%	10%	6%	17%	5%

20 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.94%
Year Ended January 29, 2016	1.91%
Year Ended January 30, 2015	1.91%
Year Ended January 31, 2014	1.98%
Year Ended January 31, 2013	1.96%
Year Ended January 31, 2012	2.00%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$13.98	$14.86	$14.25	$12.27	$10.59	$11.13

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.03)	0.03	0.06	0.06	0.07	0.06
Net realized and unrealized gain (loss)	1.39	(0.77)	0.62	1.99	1.67	(0.55)

Total from investment operations	1.36	(0.74)	0.68	2.05	1.74	(0.49)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.14)	(0.07)	(0.07)	(0.06)	(0.05)

Net asset value, end of period	$15.34	$13.98	$14.86	$14.25	$12.27	$10.59

Total Return, at Net Asset Value[3]	9.73%	(5.02)%	4.77%	16.68%	16.43%	(4.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,965	$41,159	$49,122	$52,433	$53,846	$60,029

Average net assets (in thousands)	$43,013	$48,259	$52,717	$54,751	$55,283	$66,834

Ratios to average net assets:[4]
Net investment income (loss)	(0.36)%	0.19%	0.43%	0.46%	0.62%	0.58%
Expenses excluding specific expenses listed below	0.73%	0.73%	0.73%	0.71%	0.69%	0.68%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.73%	0.73%	0.73%	0.71%	0.69%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.73%	0.73%	0.70%	0.69%	0.68%

Portfolio turnover rate	3%	8%	10%	6%	17%	5%

22 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	1.44%
Year Ended January 29, 2016	1.41%
Year Ended January 30, 2015	1.42%
Year Ended January 31, 2014	1.46%
Year Ended January 31, 2013	1.44%
Year Ended January 31, 2012	1.45%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended July 31, 2016 (Unaudited)	Year Ended January 29, 2016[1]	Year Ended January 30, 2015[1]	Year Ended January 31, 2014	Year Ended January 31, 2013	Year Ended January 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$14.05	$14.94	$14.34	$12.35	$10.66	$11.21

Income (loss) from investment operations:
Net investment income[2]	0.01	0.11	0.15	0.16	0.15	0.13
Net realized and unrealized gain (loss)	1.39	(0.77)	0.60	1.98	1.68	(0.56)

Total from investment operations	1.40	(0.66)	0.75	2.14	1.83	(0.43)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.23)	(0.15)	(0.15)	(0.14)	(0.12)

Net asset value, end of period	$15.45	$14.05	$14.94	$14.34	$12.35	$10.66

Total Return, at Net Asset Value[3]	9.96%	(4.53)%	5.24%	17.27%	17.20%	(3.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,505	$20,784	$20,573	$20,263	$15,778	$13,815

Average net assets (in thousands)	$18,575	$22,268	$20,881	$17,842	$14,008	$14,243

Ratios to average net assets:[4]
Net investment income	0.13%	0.71%	1.00%	1.21%	1.35%	1.21%
Expenses excluding specific expenses listed below	0.23%	0.23%	0.23%	0.18%	0.08%	0.12%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.23%	0.23%	0.23%	0.18%	0.08%	0.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.23%	0.23%	0.23%	0.17%	0.08%	0.12%

Portfolio turnover rate	3%	8%	10%	6%	17%	5%

24 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

1. January 29, 2016 and January 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended July 31, 2016	0.94%
Year Ended January 29, 2016	0.91%
Year Ended January 30, 2015	0.92%
Year Ended January 31, 2014	0.93%
Year Ended January 31, 2013	0.83%
Year Ended January 31, 2012	0.89%

See accompanying Notes to Financial Statements

25 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Portfolio Series (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. Equity Investor Fund (the “Fund”) is a series of the Trust whose investment objective is to seek capital appreciation. The Fund normally invests in a diversified portfolio of Oppenheimer mutual funds (individually, an “Underlying Fund” and collectively, the “Underlying Funds”). The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those

26 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

2. Significant Accounting Policies (Continued)

attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend distributions received from the Underlying Funds are recorded on the ex-dividend date. Upon receipt of notification from an Underlying Fund, and subsequent to the ex-dividend date, some of the dividend income originally recorded by the Fund may be reclassified as a tax return of capital by reducing the cost basis of the Underlying Fund and/or increasing the realized gain on sales of investments in the Underlying Fund.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

27 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended January 29, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended January 29, 2016, the Fund utilized $29,335,607 capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the capital loss carryforwards would be $2,762,216, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$597,257,331

Gross unrealized appreciation	$207,867,184
Gross unrealized depreciation	—

Net unrealized appreciation	$207,867,184

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the

28 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

3. Securities Valuation (Continued)

applicable investment companies. For each investment company, the net asset value per share for a class of shares is determined as of 4:00 P.M. eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange. This is calculated by dividing the value of the investment company’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is

29 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$805,124,515	$—	$—	$805,124,515

Total Assets	$805,124,515	$—	$—	$805,124,515

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Investing in the Underlying Funds. The Fund invests in other mutual funds advised by the Manager. The Underlying Funds are registered open-end management investment companies under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

30 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

4. Investments and Risks (Continued)

Underlying Funds. The Fund’s Investments in Underlying Funds are included in the Statement of Investments. Shares of Underlying Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Underlying Funds’ expenses, including their management fee.

Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

31 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2016		Year Ended January 29, 2016[1]
	Shares	Amount	Shares	Amount
Class A
Sold	2,598,643	$37,676,815	6,684,379	$102,316,889
Dividends and/or distributions reinvested	—	—	445,252	6,607,547
Redeemed	(2,892,364)	(42,153,672)	(6,438,572)	(97,460,412)

Net increase (decrease)	(293,721)	$(4,476,857)	691,059	$11,464,024

Class B
Sold	6,071	$85,683	30,812	$468,781
Dividends and/or distributions reinvested	—	—	4,075	59,250
Redeemed	(567,263)	(8,056,587)	(1,212,636)	(18,163,462)

Net decrease	(561,192)	$(7,970,904)	(1,177,749)	$(17,635,431)

Class C
Sold	908,893	$12,857,268	2,039,551	$30,401,171
Dividends and/or distributions reinvested	—	—	63,900	926,549
Redeemed	(1,227,848)	(17,410,271)	(2,335,342)	(34,838,197)

Net decrease	(318,955)	$(4,553,003)	(231,891)	$(3,510,477)

Class R
Sold	320,791	$4,659,670	629,802	$9,608,036
Dividends and/or distributions reinvested	—	—	28,012	415,702
Redeemed	(333,212)	(4,861,712)	(1,019,845)	(15,532,311)

Net decrease	(12,421)	$(202,042)	(362,031)	$(5,508,573)

Class Y
Sold	71,691	$1,045,536	289,435	$4,511,592
Dividends and/or distributions reinvested	—	—	22,126	329,681
Redeemed	(288,734)	(3,889,347)	(209,247)	(3,236,796)

Net increase (decrease)	(217,043)	$(2,843,811)	102,314	$1,604,477

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$20,986,899	$43,036,392

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not

32 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the reporting period was 0.64%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the indirect investment management fee collected by the Manager, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of July 31, 2016	16,512

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though

33 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

34 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

July 31, 2016	$243,835	$65	$9,543	$13,424	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, (the combined direct (Fund level) and indirect (Underlying Fund level) expenses), will not exceed the annual rate of 1.45%, 2.20%, 2.20%, 1.70% and 1.20%, for Class A, Class B, Class C, Class R and Class Y, respectively. The expense limitations do not include interest and fees from borrowings, and other expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of the amount of indirect management fees earned from investments in the Underlying Funds.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. Effective July 18, 2016, the Fund no longer participated in the Facility.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the

35 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

36 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Dokyoung Lee, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

38 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

39 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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47 OPPENHEIMER PORTFOLIO SERIES EQUITY INVESTOR FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0555.001.0716 September 27, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/14/2016